UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

Southside Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHSIDE BANCSHARES, INC.
1201 South Beckham Avenue
Tyler, Texas 75701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 1, 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Southside Bancshares, Inc. (the “Company”) to be held at Villa Di Felicita, 7891 Highway 110 North, Tyler, Texas, on Thursday, May 1, 2014, at 4:00 p.m., local time, for the purpose of considering and acting upon the following:

1.	the election of five nominees named in this proxy statement as members of the board of directors of the Company (“the Board”) to serve until the Annual Meeting of Shareholders in 2017;

2.	a non-binding advisory vote on the compensation of the Company's named executive officers;

3.	the re-approval of the material terms of performance goals for qualified performance-based awards under the Southside Bancshares, Inc. 2009 Incentive Plan (the “2009 Incentive Plan”);

4.
the approval of a Restated Certificate of Formation in order to conform the Company's Articles of Incorporation to the requirements of the Texas Business Organizations Code and generally update the Company's current Articles of Incorporation;

5.
the ratification of the appointment by our Audit Committee of Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2014; and

6.	the transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.

Management will also report on operations and other matters affecting the Company.  After the meeting, the Company’s officers and directors will be available to answer your questions.  Representatives from EY, the Company’s independent registered public accounting firm, are expected to be in attendance and available to answer your questions or make a statement if they so desire.

Only holders of common stock registered on the Company’s books as owners of shares at the close of business on March 12, 2014, are entitled to vote at the Annual Meeting.

Your attendance and vote are important.  Please sign, date and return the enclosed proxy immediately in the envelope provided or you may vote your shares by telephone or Internet.  It is important that you sign and return the proxy or vote by telephone or Internet, even if you actually plan to attend the meeting in person.  Your proxy may be revoked prior to the Annual Meeting by notice in writing to the Corporate Secretary at the Company’s principal office at any time, or by advising the Corporate Secretary at the Annual Meeting that you wish to revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ B. G. HARTLEY
B. G. Hartley
Chairman of the Board
Tyler, Texas
March 14, 2014

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on May 1, 2014:

The Company's Proxy Statement and 2013 Annual Report are available at http://www.southside.com/investor/proxymaterials.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT YOU PROPERLY EXECUTE AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY TO OUR TRANSFER AGENT, COMPUTERSHARE INVESTOR SERVICES, IN THE ENCLOSED ADDRESSED ENVELOPE OR VOTE YOUR SHARES BY TELEPHONE OR INTERNET.

i

SOUTHSIDE BANCSHARES, INC.
1201 South Beckham Avenue
Tyler, Texas 75701

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 1, 2014

TO OUR SHAREHOLDERS:

This proxy statement is being furnished to holders of the common stock of Southside Bancshares, Inc. (the “Company”) in connection with the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 1, 2014, at 4:00 p.m. at Villa Di Felicita, 7891 Highway 110 North, Tyler, Texas, and at any adjournments thereof, for the purpose of considering and acting upon the following:

1.	the election of five nominees named in this proxy statement as members of the board of directors of the Company (“the Board”) to serve until the Annual Meeting of Shareholders in 2017;

2.	a non-binding advisory vote on the compensation of the Company's named executive officers;

3.	the re-approval of the material terms of performance goals for qualified performance-based awards under the Southside Bancshares, Inc. 2009 Incentive Plan (the “2009 Incentive Plan”);

4.
the approval of a Restated Certificate of Formation in order to conform the Company's Articles of Incorporation to the requirements of the Texas Business Organizations Code and generally update the Company's current Articles of Incorporation;

5.
the ratification of the appointment by our Audit Committee of Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2014; and

6.	the transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.

This Proxy Statement and a proxy card, as well as the Annual Report of the Company for the year ended December 31, 2013, including financial statements, are first being sent to shareholders on or about March 27, 2014.

You are encouraged to review all of the information contained in the proxy materials before voting.

VOTING OF PROXY

If your proxy is executed and returned, it will be voted as you direct.  If no direction is provided, the proxy will be voted in accordance with the Board’s recommendations, as follows:

•	FOR the election of all the nominees named in this proxy statement as directors;

•	FOR the approval of the compensation of the Company's named executive officers;

•	FOR the re-approval of the material terms of performance goals for qualified performance-based awards under the 2009 Incentive Plan;

•	FOR the approval of the restated certificate of formation; and

•	FOR the ratification of the appointment of EY.

The proxies will use their discretion with respect to voting on any other matters presented for a vote.  Additionally, if your proxy is executed and returned, it will be voted to approve the minutes of the last Annual Meeting.  This vote will not amount to a ratification of the action taken at that meeting nor will it indicate approval or disapproval of that action.

If your shares are registered in your name as the shareholder of record, you may vote by mail, telephone or Internet by following the instructions below.  Voting instructions also appear on your proxy card.  If you grant a proxy by telephone or by Internet, please have your proxy card available.

•	To vote by mail, complete, sign, and return the enclosed proxy card in the envelope provided to: Proxy Services, c/o Computershare Investor Services, P.O. Box 43126, Providence, RI, 02940-5138.

•
To vote by telephone, call toll free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada any time on a touch tone telephone and follow the instructions provided by the recorded message. There is NO CHARGE to you for the call.

•	To vote by Internet, access the voting site at www.investorvote.com/SBSI, or scan the Quick Response code with your smartphone and follow the voting instructions set forth on the secure website.

The telephone and Internet procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded. Shareholders who vote by telephone or Internet do not need to return the proxy card. Proxies submitted by telephone or Internet must be recorded by 6:00 a.m. Central time on May 1, 2014.
If you hold your shares in “street name” in a stock brokerage account or through a bank, trust or other nominee, the broker or other nominee is considered the record holder and you are the beneficial owner of the shares. Beneficial owners vote their street name shares by instructing their broker or other nominee how to vote using the voting instruction form provided by the broker or nominee. Brokers have authority to vote in their discretion on “routine” matters if they do not receive voting instructions from the beneficial owner of the shares.
Please note that the proposal to elect directors, the advisory vote on the compensation of the Company's named executive officers, the proposal for the re-approval of the material terms of performance goals for qualified performance-based awards under the 2009 Incentive Plan, and the proposal to approve the restated certificate of formation are not considered routine matters. Consequently, if you do not give your broker or nominee specific voting instructions with respect to those proposals, your street name shares will be treated as broker non-votes with respect to those proposals (see “Quorum, Voting Rights and Procedures” below).
If you hold your shares in street name and want to vote in person at the Annual Meeting, you must obtain from your broker or nominee a legal proxy issued in your name giving you the right to vote the shares directly at the meeting. You will not be entitled to vote at the meeting unless you present such a proxy to the Company at that time.
REVOCABILITY OF PROXY

Your proxy may be revoked prior to the Annual Meeting by providing notice in writing to the Corporate Secretary at the Company’s principal office, located at 1201 South Beckham Avenue, Tyler, Texas 75701, at any time, or by advising the Corporate Secretary at the Annual Meeting that you wish to revoke your proxy and vote your shares in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy.
PERSONS MAKING THE SOLICITATION
The Company’s Board is soliciting the proxy. The expense of soliciting your proxy will be borne entirely by the Company and no other person or persons will bear such costs either directly or indirectly. Proxies will be solicited principally by mail, but may also be solicited by personal interview, telephone and email by directors, officers and employees of the Company who will receive no additional compensation. The Alliance Advisors, L.L.C. has been retained by the Company to assist in the solicitation of proxies for a fee of $6,500, plus expenses.
RECORD DATE AND OUTSTANDING SHARES
The Company’s Board has fixed the close of business on March 12, 2014, as the record date for determining the holders of common stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on March 12, 2014, there were approximately 17,918,862 shares of common stock outstanding and eligible to be voted on each matter.
QUORUM, VOTING RIGHTS AND PROCEDURES
The approval of all proposals brought before the Annual Meeting requires a quorum be present at the Annual Meeting. The presence, in person or by properly submitted proxy, of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.
Each shareholder is entitled to one vote on each proposal per share of common stock held as of the record date.
Proposal 1, the election of five directors to serve until the 2017 Annual Meeting, requires approval by a “plurality” of the votes cast by the shares of common stock entitled to vote in the election. This means that the five nominees for director who receive the highest number of properly cast votes will be elected as directors even if those nominees do not receive a majority of the votes cast.
Proposal 2, the advisory vote on the compensation of the Company's named executive officers, Proposal 3, the re-approval of the material terms of performance goals for qualified performance-based awards under the 2009 Incentive Plan, Proposal 5, the ratification of EY as the Company’s independent registered public accounting firm, and any other matter that may properly come before the Annual Meeting, require approval by a majority of the shares of common stock entitled to vote on, and voted for or against, or expressly abstained from voting, with respect to the matter.
Proposal 4, the approval of a Restated Certificate of Formation, requires the affirmative vote, in person or by proxy, of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote. Although the advisory vote on Say-on-Pay is non-binding as provided by law, the Board will review the results of the votes and take them into account in making future determinations concerning executive compensation.
EFFECT OF WITHHOLD VOTES, ABSTENTIONS AND BROKER NON-VOTES
Shares represented at the Annual Meeting that are withheld or abstained from voting and broker non-votes will be considered present for the purpose of determining a quorum at the Annual Meeting.
For Proposal 1, shares represented by proxies that are marked “withhold” for the election of one or more director nominees will not be counted in determining the number of votes cast for those persons.
For Proposals 2, 3, 4 and 5, and for any other matter that may properly come before the meeting, express abstentions will be included in vote totals and, as such, will have the same effect on those proposals as a vote against such proposals.
For Proposals 1, 2, 3 and 5, and for any other matter that may properly come before the meeting, broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter), if any, will not be included in vote totals and, as such, will have no effect on such proposals.
For Proposal 4, the approval of a Restated Certificate of Formation, broker non-votes will have the same effect on the proposal as a vote against such proposal.

ELECTION OF DIRECTORS
(PROPOSAL 1)

The Board is classified into three classes, two of which are comprised of five directors and one that is comprised of three directors, for a total of 13 directors.  One class of directors is elected each year for a three-year term.  At the Annual Meeting five directors are to be elected for a term of three years.  Under NASDAQ listing rules, a majority of the Board must be comprised of independent directors.  The Board has determined that each director nominated, except for Sam Dawson, is independent under NASDAQ listing rules.

The five nominees identified below are nominees for election at the Annual Meeting for a three-year term expiring at the 2017 Annual Meeting:

Term Expiring 2017

•	Lawrence Anderson, M.D

•	Sam Dawson

•	Melvin B. Lovelady, CPA

•	William Sheehy

•	Preston L. Smith

Lawrence Anderson, M.D, Sam Dawson, Melvin B. Lovelady, CPA, William Sheehy, and Preston L. Smith are currently directors of the Company and its subsidiary, Southside Bank.  All of the nominees were previously elected to the Board by shareholders.  For biographical information on the nominees, please see “Information About Our Directors, Nominees and Executive Officers.”

Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by the Nominating Committee for directors of the Company.  While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for the substitute nominee(s) selected by the Board of the Company.

The Board of Directors recommends a vote FOR the election of each of the individuals nominated for election as a director.

INFORMATION ABOUT OUR DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth information regarding our nominees for director, our continuing directors and our current executive officers.  Our Board is divided among three classes, with members of each class serving three-year terms.

NOMINEES FOR DIRECTOR TERMS TO EXPIRE AT THE 2017 ANNUAL MEETING	INITIAL ELECTION TO BOARD
LAWRENCE ANDERSON, M.D. (57) – Dr. Anderson has been the medical director of Dermatology Associates of Tyler since 1996 and has credentials in surgery, teaching and research.  He is a graduate of Washington State University and Uniformed Services University of Health Sciences in Bethesda, Maryland.  He is the Chairman of the Development Board for the University of Texas at Tyler and a published author, with a number of publications, presentations and lectures to his credit.  He is also a director of Southside Bank having served in that capacity since 2010.  Dr. Anderson’s management and leadership skills combined with his knowledge of business and finance, qualify him to be a member of the Board.
2010
SAM DAWSON (66) – Mr. Dawson is Chief Executive Officer (“CEO”) and President of the Company, having served as President and Secretary since 1998 and as CEO since January 2012.  He joined Southside Bank in 1974 and is currently President, CEO and a director of Southside Bank.  He is a director of East Texas Medical Center (“ETMC”) Hospital, and ETMC Rehabilitation Hospital and serves on the board of directors of the Tyler Junior College Foundation, the Development Board of the University of Texas at Tyler and the Literacy Council.  Mr. Dawson has over 39 years of banking experience and has served on this Board since 1997, all of which qualify him to be a member of the Board.
1997
MELVIN B. LOVELADY, CPA (77) – Mr. Lovelady has a BBA with a major in accounting, has been a licensed CPA since 1967, holds a Series 7 license, is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the East Texas Chapter of the Texas Society of Certified Public Accountants.  He was a founding member of Henry & Peters Financial Services, LLC, organized in 2000.  He was an officer and shareholder of the accounting firm, Henry & Peters, PC from November 1987 through December 31, 2004.  Prior to joining Henry & Peters, PC, he was a partner in the accounting firm of Squyres Johnson Squyres & Co.  He is a member of the board of directors of the Tyler Junior College Foundation, the A. W. Riter, Jr. Family Foundation, the Hospice of East Texas, the East Texas Regional Food Bank Foundation and a Trustee of the R. W. Fair Foundation.  Mr. Lovelady is a former partner with two accounting firms and a current or prior member of numerous boards, including serving on this Board since 2005, all of which qualify him to be a member of the Board.
2005
WILLIAM SHEEHY (73) – Mr. Sheehy retired December 31, 2006 as senior partner of the law firm of Wilson, Sheehy, Knowles, Robertson & Cornelius PC, where he had practiced law since 1971.  Mr. Sheehy received his law license in 1964 and continuously practiced until his retirement.  Mr. Sheehy’s practice was primarily in the area of banking and commercial law, as well as, real estate.  Within these areas Mr. Sheehy had extensive experience in reorganizations, acquisitions and transactional events.  As part of the banking practice Mr. Sheehy had experience in loan structuring and collection issues.  Mr. Sheehy is a former director of the Texas Association of Bank Counsel.  Mr. Sheehy brings to our Board an extraordinary understanding of our business, history and organization.  He was a senior partner of a law firm prior to his retirement and has served on this Board since 1983, all of which qualify him to be a member of the Board.
1983
PRESTON L. SMITH (57) – Mr. Smith has been the President and owner of PSI Production, Inc. since 1985.  He is an active member of the Independent Petroleum Association of America and served as its Northeast Texas Representative to the Board of Directors from 1999 to 2005.  Mr. Smith serves on the Board of Trustees for All Saints Episcopal School of Tyler, is President of the Texas Rose Festival Association, and is Chairman of the Board of Trinity Mother Frances Health System.  Mr. Smith’s management and leadership skills, combined with his knowledge of oil and gas and the health care industry qualify him to be a member of the Board.
2009
DIRECTORS CONTINUING UNTIL THE 2015 ANNUAL MEETING
HERBERT C. BUIE (83) – Mr. Buie has been CEO of Tyler Packing Corporation, Inc., a meat-processing firm, since 1955.  He serves on the Boards of Directors of the University of Texas Health Science Center at Tyler, the Development Board of Directors of the University of Texas at Tyler, the East Texas Regional Food Bank, The Salvation Army, Tyler Economic Development Council, the University of Texas at Tyler Foundation and the East Texas State Fair.  Mr. Buie brings to our Board an extraordinary understanding of our business, history and organization, as well as management, leadership and business skills.  These skills, combined with his service on numerous boards, including this Board since 1988, qualify him to be a member of the Board.
1988
JOHN R. (BOB) GARRETT (60) – Mr. Garrett is a residential and commercial Real Estate Developer and has served as the President of Fair Oil Company, a Tyler based oil and gas exploration and production company, since 2002.  Mr. Garrett is also Vice President of the R. W. Fair Foundation, a member of the Board of Regents of Stephen F. Austin State University and Chairman of the University of Texas Health Science Center at Tyler Development Board.  He is a past president of both the Tyler Area Builders Association and the Texas Association of Builders.  He is a director of T.B. Butler Publishing, Inc., a member of the board of the Tyler Economic Development Council, a former member of the Tyler Area Chamber of Commerce and a former director of the Texas National Housing Research Center.  Mr. Garrett brings to our Board extensive knowledge in the areas of residential and commercial real estate and oil and gas, as well as management, leadership and business skills and experience serving on numerous boards, all of which qualify him to be a member of the Board.
2009
JOE NORTON (77) – Mr. Norton owns Norton Equipment Company and is a general partner in Norton Leasing Ltd., LLP.  Mr. Norton served as President and was a principal shareholder of Norton Companies of Texas, Inc. for 25 years, until 1989.  He also owned W. D. Norton, Inc. d/b/a Overhead Door, for 16 years, until 2005. Mr. Norton is past Vice Chairman of the Board of Regents, East Texas State University (Texas A&M-Commerce) and serves on the Board of Trustees for All Saints Episcopal School of Tyler.  Mr. Norton brings to our Board an extraordinary understanding of our business, history and organization, as well as management, business and leadership skills.  These skills, combined with serving on this Board since 1988, qualify him to be a member of the Board.
1988

DIRECTORS CONTINUING UNTIL THE 2016 ANNUAL MEETING	INITIAL ELECTION TO BOARD
ALTON CADE (77) – Mr. Cade was the co-owner and President of Cade’s Building Materials from 1975 until his retirement on January 1, 2007.  He is the President and owner of Cochise Company, Inc., a real estate and investment company he formed in 1960.  In addition, he is the managing partner of a family ranch and investment company.  He has served as an Elder/Trustee of Glenwood Church of Christ since 1977.  Mr. Cade has served on the Board since 2003 and prior to that on the Board of Southside Bank for over ten years.  Mr. Cade’s management and business skills combined with his knowledge of real estate and years of experience on the Board, qualify him to be a member of the Board.
2003
PIERRE DE WET (59) – Mr. de Wet has been a real estate developer for 25 years.  He also founded Kiepersol Enterprises, Inc. in 1998 and currently serves as its president.  Kiepersol Enterprises, Inc. includes Kiepersol Estates and the KE brand businesses including KE Cellars, a boutique winery, and KE Bushman’s winery and entertainment venue.  Mr. de Wet started and chaired Mane Mission, a non-profit event benefiting mentally challenged citizens and he currently serves on the Board of Walnut Grove Water Systems.  Mr. de Wet has been a member of the Southside Bank Board since April 2009.  Mr. de Wet’s management and leadership skills combined with his knowledge of business and finance qualify him to be a member of the Board.
2010
B. G. HARTLEY (84) Mr. Hartley became Chairman of the Board of the Company in 1982 and previously served as CEO of the Company since its inception until he retired in January 2012.  He is also Chairman of the Board of Southside Bank and previously served as Southside Bank’s CEO since its opening in 1960 until he retired in January 2012.  He is a former member of the American Bankers Association (“ABA”) Board of Directors, past Chairman of the ABA National BankPac Committee and a past member of the Administrative Committee of the ABA Government Relations Council.  He is currently a member of the board of directors of ETMC Regional Healthcare System and past Chairman of the Texas Taxpayers and Research Association.  Mr. Hartley has over 60 years of banking experience and has served as Chairman of the Board since its organization in 1982, both of which qualify him to be a member of the Board.
1982
PAUL W. POWELL (80) –  Mr. Powell is the former President and CEO of GuideStone Financial Services.  He serves as an officer of the Robert M. Rogers Foundation and is a former Chairman of the Board of Trinity Mother Frances Health System.  In addition, he served as President and CEO of the Southern Baptist Annuity Board and was also pastor of Green Acres Baptist Church, Tyler.  Mr. Powell’s leadership skills in several capacities, his knowledge of the health care industry, his CEO experience with the Southern Baptist Annuity Board, combined with his years of experience on the Board, qualify him to be a member of the Board.
1999
DONALD W. THEDFORD (64) – Mr. Thedford has been the owner and President of Don’s TV & Appliance, Inc. since 1979.  He is a member of the National Appliance Retail Dealers Association and the Nationwide Marketing Group.  Mr. Thedford serves on the advisory board of the Salvation Army.  Mr. Thedford has previously served on the board of directors of the Tyler Area Chamber of Commerce, Better Business Bureau of East Texas, and Retail Dealers Association. Mr. Thedford’s management and leadership skills running his business for over 30 years combined with his overall knowledge of business and finance, qualify him to be a member of the Board.
2009
EXECUTIVE OFFICERS
LEE R. GIBSON, CPA (57) – Mr. Gibson has served as Senior Executive Vice President and Chief Financial Officer (“CFO”) of the Company since 2009.  He has served as an executive and CFO of the Company since 2000.  He is also a director of Southside Bank.  He joined Southside Bank in 1984 and in addition to being a Senior Executive Vice President and the CFO, is responsible for management of the investment portfolio and asset-liability management for the Company.  He currently serves as the President of the Board of the East Texas Boy Scout Foundation, President of the Tyler Junior College Foundation and serves on the Executive Board of the East Texas Area Council of Boy Scouts, and the Board of the Tyler Economic Development Council. He is the immediate past Chairman of the board of directors of the Federal Home Loan Bank of Dallas, and Council of Federal Home Loan Banks.

PETER M. BOYD (58) – Mr. Boyd currently serves as Regional President, Central Texas having joined Southside Bank in 1998 and is an advisory director of Southside Bank. He is a graduate of the University of Texas at Austin, with over 30 years of commercial lending experience and currently manages the Austin Westlake Branch. He is Vice President of the Church Corporation of The Episcopal Diocese of Texas and a member of the Board of the St. Luke's Episcopal Hospital Charities Board.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board of Directors functions in a collaborative fashion that emphasizes active participation by all of its members. Our business is conducted day-to-day by our officers, under the direction of our CEO, Sam Dawson, with oversight from the Board, to enhance the long-term value of the company for its shareholders. Mr. Dawson also serves as a member of the Board, which enables him to communicate the Board's strategic findings and guidance to management. Our Board of Directors determines who to appoint as our Chairman based on the knowledge and experience of the people then serving on our Board of Directors and chooses the person whom it believes best meets the needs of our company. In January 2012, when Mr. B.G. Hartley retired as CEO, our Board of Directors determined that he should continue to serve as Chairman of the Board with Mr. Dawson serving as CEO. These individuals have worked together for over 37 years. As a result, the Board believes there will continue to be consistent communication and coordination throughout the organization and this will continue to result in an effective and efficient implementation of corporate strategy.

Independent Directors

The Company’s common stock is listed on the NASDAQ Global Select Market.  NASDAQ listing rules require a majority of our directors be “independent directors,” as defined in the NASDAQ listing rules.  The Board has affirmatively determined that all of the Company’s directors, other than Messrs. Hartley, and Dawson, are independent directors under the NASDAQ listing rules.

Shareholder Communication with the Board of Directors

The Company has adopted a procedure by which shareholders may send communications to one or more members of the Board by writing to such director(s) or to the whole Board in care of the Corporate Secretary, Southside Bancshares, Inc., Post Office Box 8444, Tyler, Texas 75711.  Any such communications will be promptly distributed by the Corporate Secretary to such individual director(s) or to all directors if addressed to the whole Board.

Code of Ethics

The Company has adopted a Code of Ethics, applicable to all directors and executive officers of the Company.  The Code of Ethics is available on the Company’s website, www.southside.com/investor, under the topic Corporate Governance.  Within the time period required by the Securities and Exchange Commission (“SEC”) and the NASDAQ Global Select Market, we will post on our website any amendment to our Code of Ethics and any waiver applicable to any of our directors, executive officers or senior financial officers.

Procedures for Reporting Concerns about Accounting, Internal Accounting Controls or Auditing Matters

Management of the Company has established a Whistle Blower Policy, which includes a fraud hotline.  This includes an online reporting system as well as a toll-free, 24-hour, seven-day-a-week hotline.  This is a confidential service in which officers and employees can report to an independent company any questionable accounting or auditing matters, including, but not limited to, the following: fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company; fraud or deliberate error in the recording and maintaining of financial records of the Company; deficiencies in or noncompliance with the Company’s internal accounting controls; misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or deviation from full and fair reporting of the Company’s financial condition.  Any complaints received by the independent company will be reported directly to the Chairman of the Audit Committee and to the head of the Company’s Internal Audit department.  Complaints will be reviewed by Internal Audit under the direction of the Audit Committee.  Complaints submitted will be promptly investigated and appropriate corrective action will be taken, as warranted by the investigation.  Management is committed to comply with all applicable securities laws and regulations and therefore, encourage officers and employees to raise concerns regarding any suspected violations of those standards by using the fraud hotline.

Anti-Hedging and Anti-Pledging Policy

The Company maintains an anti-hedging and anti-pledging policy, which prohibits executive officers, directors and employees who receive equity grants from (1) directly or indirectly engaging in any hedging or monetization transactions, such as exchange funds, prepaid variable forward contracts, equity swaps, puts, calls, collars, forward sale contracts and other derivative instruments, through transactions in the Company’s securities or through the use of financial instruments designed for such purpose, (2) engaging in short sale transactions in the Company’s securities or (3) pledging the Company’s securities as collateral for a loan, including through the use of traditional margin accounts with a broker. The company maintains this policy because hedging transactions, which might be considered short-term bets on the movement of the company’s securities, could create the appearance that the person is trading based on inside information. In addition, transactions in options may also focus the person’s attention on short-term performance at the expense of the Company's long-term objectives. Finally, the Company maintains this policy because a margin sale or foreclosure sale may occur at a time when the pledger is aware of material nonpublic information or otherwise is not permitted to trade in the Company’s securities and the margin sale or foreclosure sale of the Company’s securities during such time could also create the appearance that the person is trading based on inside information.

Southside Bancshares, Inc. Board Committees

The Board of the Company has three standing committees:

•	Audit Committee;

•	Nominating Committee; and

•	Compensation Committee.

Southside Bank Board Committees

The board of directors of Southside Bank has five standing committees:

•	Executive Committee;

•	Loan/Discount Committee;

•	Trust Committee;

•	Compliance/EDP/CRA Committee; and

•	Investment/Asset-Liability Committee.

Board of Directors Meeting Attendance

The Board of Directors and its committees held the following number of meetings during the fiscal year ended December 31, 2013:

Board	14
Audit Committee	19
Nominating Committee	1
Compensation Committee	4

No member of the Board attended less than 75% of the aggregate meetings of the Board and all committees on which such director served during 2013.  All of the Company’s directors except Joe Norton were in attendance at the Company’s 2013 Annual Meeting.  Although the Company has not adopted a formal written policy with respect to director attendance at meetings, we encourage our directors to attend each annual meeting of shareholders and all meetings of the Board and committees on which the directors serve.

These committees were formed to assist the boards of directors of Southside Bank and the Company in the discharge of their respective responsibilities.  The purpose and composition of these committees with respect to persons who are directors of the Company and Southside Bank are described below.

Board Oversight of Risk

The Company’s Board of Directors recognizes that, although day-to-day risk management is primarily the responsibility of the Company’s management team, the Board plays a critical role in the oversight of risk.  The Board believes that an important part of its responsibilities is to assess the major risks the Company faces and review the Company’s options for monitoring and controlling these risks.  The Board assumes responsibility for the Company’s overall risk assessment.  The Audit Committee has specific responsibility for oversight of risks associated with financial accounting and audits, as well as internal control over financial reporting.  This includes the Company’s risk assessment and management policies, the Company’s major financial risk exposure and the steps taken by management to monitor and mitigate such exposure.  The Compensation Committee oversees the risks relating to the Company’s compensation policies and practices, as well as management development and leadership succession, in the Company’s various business units.  The Board as a whole examines specific business risks including but not limited to credit risk, interest rate risk and operations risk, in its regular strategic reviews on a company-wide basis.

In addition to periodic reports from the Audit Committee and Compensation Committee about the risks over which they have oversight, the Board receives presentations throughout the year from management that include discussions of significant risks specific to their area as necessary.  Periodically, at Board meetings, management discusses matters of particular importance or concern, including any significant areas of risk requiring Board attention. We believe our risk oversight structure is also supported by our current Board leadership structure, with the Chairman of the Board working together with the independent Audit Committee and other standing committees.

COMMITTEES OF THE COMPANY

Audit Committee of Southside Bancshares, Inc.

The Audit Committee of the Board was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and consists of six directors, Messrs. Lovelady (Chairman), Cade, Garrett, Norton, Sheehy, and Thedford.  Each member of the Audit Committee is an independent director as defined by the current NASDAQ listing rules and applicable SEC rules.  In addition, the Nominating Committee of the Board has unanimously determined that Mr. Lovelady, a CPA, qualifies as an “audit committee financial expert”

as defined by the SEC.  The Nominating Committee of the Board has also unanimously determined that all Audit Committee members are financially literate under the current NASDAQ listing rules.

The Audit Committee is primarily responsible for the engagement of the independent registered public accounting firm, oversight of the Company’s financial statements and controls, assessing and ensuring the independence, qualifications, and performances of the independent registered public accounting firm, approving the services and fees of the independent registered public accounting firm and reviewing and approving the annual audited financial statements for the Company before issuance, subject to the approval of the Board.  The Audit Committee manages the Company’s relationship with its independent registered public accounting firm, who report directly to the Audit Committee.  The Audit Committee also monitors the internal audit function, internal accounting procedures and assures compliance with all appropriate statutes and regulations.  The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties, with funding from the Company for such advice and assistance.  No members of the Audit Committee received any compensation from the Company during the last fiscal year other than directors’ fees.  The Audit Committee met 19 times during 2013.

Audit Committee Charter

The Board has adopted a formal written Audit Committee charter that outlines the purpose of the Audit Committee, sets forth the membership requirements and addresses the key responsibilities of the Audit Committee.  A copy of the Audit Committee charter may be obtained at the Company’s website, www.southside.com/investor, under the topic Corporate Governance.

Nominating Committee of Southside Bancshares, Inc.

The Nominating Committee is responsible for identifying, screening and nominating candidates for election to the Board.  The Committee is comprised of Messrs. Buie (Chairman), Cade, Norton, Powell and Sheehy, each of whom is an independent director of the Company, as defined by the current NASDAQ listing rules, and a director of Southside Bank.  The Nominating Committee met one time in 2013.

The Nominating Committee seeks to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experience and background with respect to accounting and finance, management and leadership, business judgment, industry knowledge and corporate governance.  When the Nominating Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time, given the then-current mix of director attributes.

The Company’s Board of Directors has established the following process for the identification and selection of candidates for director.  The Nominating Committee, in consultation with the Chairman of the Board, annually reviews the appropriate experience, skills and characteristics required of Board members in the context of the current membership of the Board to determine whether the Board would be better enhanced by the addition of one or more directors.  In considering board of director candidates, the Nominating Committee takes into consideration all factors that it deems appropriate, including, but not limited to, the individual’s character, education, experience, knowledge, skills and ownership of the Company’s stock.  The Nominating Committee will also consider the extent of the individual’s experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of shareholders.  A candidate should possess a working knowledge of the Company’s current local market areas.  Additionally, the Nominating Committee will consider the number of boards the candidate currently serves on when assessing whether the candidate has the appropriate amount of time to devote to serving on the Company’s Board. The Nominating Committee, when considering diversity, gives strong consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent directors, but the Committee does not have a formal policy regarding Board diversity.

The Nominating Committee identifies candidates to the Board by introduction from management, members of the Board, employees or other sources, and shareholders that satisfy the Company’s policy regarding shareholder recommended candidates.  The Nominating Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources.  Shareholders wishing to submit recommendations for the 2015 Annual Meeting should write to the Nominating Committee in care of the Assistant Corporate Secretary, Southside Bancshares, Inc., Post Office Box 8444, Tyler, Texas 75711.  Any such shareholder must follow the procedures set forth in the Company’s bylaws and the Nominating Committee charter.  Our bylaws provide that proposals that comply with all rules and requirements of the SEC and are included in our proxy statement are deemed to comply with the advance notice procedures in our bylaws. Recommendations must be filed with the Assistant Corporate Secretary, on or before November 27, 2014, in order to be included in the proxy statement for the 2015 Annual Meeting. See “Shareholder Proposals.” The Nominating Committee is not obligated to nominate any individual for election.  No shareholder recommendations or nominations have been received by the Company for this Annual Meeting.  Accordingly, no rejections or refusals of such candidates have been made by the Company.

In addition, the Nominating Committee is responsible for identifying, screening, and nominating candidates for election to the Compensation Committee and Audit Committee and designating individuals, if any, as an “audit committee financial expert.” These nominations are then submitted to the Board for final approval.

Nominating Committee Charter

The Board has adopted a formal written Nominating Committee charter which outlines the purpose of the Nominating Committee, sets forth the membership requirements and addresses the key responsibilities of the Nominating Committee.  A copy of the Nominating Committee charter may be found on the Company’s website, www.southside.com/investor, under the topic Corporate Governance.

Compensation Committee of Southside Bancshares, Inc.

The Compensation Committee of the Board reviews the Company’s general compensation philosophy, and oversees the development of compensation and benefit programs.  The Compensation Committee recommends the compensation for the executive officers of the Company, all of whom are also executive officers of Southside Bank.  The boards of directors of the Company and Southside Bank consider the recommendations of the Compensation Committee and approve the compensation of the executive officers.  Additional information regarding the Compensation Committee’s processes and procedures for consideration of executive compensation is provided in the Compensation Discussion and Analysis below.

The Compensation Committee consists of Messrs. Buie, Garrett, Lovelady, Norton (Chairman), Powell and Sheehy, each of whom is a non-employee, independent director of the Company, as defined by the current NASDAQ listing rules, and a director of Southside Bank.  The Committee met four times in 2013.

Compensation Committee Charter

The Board has adopted a formal written Compensation Committee charter which outlines the purpose of the Compensation Committee, sets forth the membership requirements and addresses the key responsibilities of the Compensation Committee.  A copy of the Compensation Committee charter may be found on the Company’s website, www.southside.com/investor, under the topic Corporate Governance

COMMITTEES OF SOUTHSIDE BANK

Executive Committee and Loan/Discount Committee of Southside Bank

The Executive Committee is authorized to act on behalf of the board of directors of Southside Bank between scheduled meetings of the Board, subject to certain limitations.  The committee is comprised of Messrs. Anderson, Buie, Cade, de Wet, Garrett, Hartley (Chairman), Lovelady, Norton, Powell, Sheehy, Smith and Thedford, who are directors of Southside Bank and the Company but are not officers or employees of either Southside Bank or the Company.  Also serving are Mr. Dawson who is a director and officer of the Company and Southside Bank and Mr. Gibson who is an officer of the Company and Southside Bank and director of Southside Bank.  In addition, the members of the Executive Committee comprise the Loan/Discount Committee of Southside Bank.  It is the Loan/Discount Committee’s responsibility to monitor credit quality, review extensions of credit and approve selected credits in accordance with the loan policy.  The Executive Committee and the Loan/Discount Committee of Southside Bank met weekly to discharge responsibilities of both committees at a combined meeting and met fifty-two times in 2013.

Trust Committee of Southside Bank

The Trust Committee of Southside Bank is responsible for the oversight of the operations and activities of the Trust Department.  Messrs. Buie, Cade, Garrett, Hartley, Powell, Sheehy, Smith, Thedford, and Dawson (Chairman), directors of the Company and Southside Bank, serve on this committee.  Dr. John Walker is an advisory director of Southside Bank and serves as a member of the Trust Committee.  Lee Gibson serves as an advisory member and is an officer of the Company and Southside Bank and director of Southside Bank.  Doug Bolles, Raymond Cozby, and Kathy Hayden, officers of Southside Bank, also serve on this committee.  George Hall and Cayla Washburn, officers of Southside Bank, are advisory members of the Trust Committee.  Messrs. Buie, Cade, Garrett, Hartley, Powell, Sheehy, Smith, Thedford and Walker are not officers or employees of the Company or Southside Bank.  The Trust Committee met thirteen times in 2013.

Compliance, Electronic Data Processing (EDP) and Community Reinvestment Act (CRA) Committee of Southside Bank

The Compliance/EDP/CRA Committee of Southside Bank is responsible for ensuring compliance with all appropriate statutes and reviews electronic data processing and community reinvestment activities.  The Compliance/EDP/CRA Committee is comprised solely of persons who are directors of the Company and Southside Bank who are not officers or employees.  Those directors are Messrs. Cade, Garrett, Lovelady (Chairman), Norton, Sheehy and Thedford.  The Compliance/EDP/CRA Committee met twelve times in 2013.

Investment/Asset-Liability Committee (ALCO) of Southside Bank

The Investment/Asset-Liability Committee is responsible for reviewing Southside Bank’s overall asset and funding mix, asset-liability management policies and investment policies.  The members of the Committee are Messrs. Anderson, Buie, de Wet, Garrett, Hartley, Lovelady, Norton, Powell and Smith who are directors of the Company and Southside Bank, and Hoyt N. Berryman, Jr. who is an advisory director of Southside Bank and an advisory member of ALCO.  None of the foregoing individuals are officers or employees of the Company or Southside Bank.  Mr. Dawson, an officer and director of the Company and Southside Bank, serves with Mr. Gibson (Chairman) an officer of the Company and Southside Bank and director of Southside Bank.  Also serving on the committee are Tim Alexander, Peter Boyd, Bill Clawater, Jane Coker, George Hall, Randal Hendrix and Lonny Uzzell, officers and advisory directors of Southside Bank.  Suni Davis, Brian McCabe, Mike Northcutt, and Cayla Washburn, each officers of Southside Bank also serve on the committee.  The Investment/Asset-Liability Committee met twelve times in 2013.

DIRECTOR COMPENSATION

The Company pays its non-employee directors and the Chairman of the Audit Committee monthly fees of $4,750 and $5,750, respectively, other than its Chairman of the Board, to whom it pays $25,000 per month.  In addition, non-employee directors, who are also directors of Southside Bank, other than the Chairman of the Board, are paid $500 per regular Southside Bank board meeting.  In addition, during 2013, the Company and Southside Bank paid non-employee directors a bonus of $10,000 and $1,500, respectively.

Sam Dawson, the Company’s CEO and President, is not included in the table below, as he is an officer of the Company, and thus received no compensation for his service as a director of the Company. The compensation received by Mr. Dawson is shown in the Summary Compensation table under Executive Compensation.

2013 DIRECTOR COMPENSATION

The table below summarizes the compensation paid by the Company to directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (6)	Total ($)
Herbert C. Buie (1)	$75,000	$—	$—	$75,000
Alton Cade (1)	75,000	—	—	75,000
John R. (Bob) Garrett (1)	75,000	—	—	75,000
B.G. Hartley (2)	310,000	—	156,985	466,985
Melvin B. Lovelady, CPA (3)	87,000	—	—	87,000
Joe Norton (4)	74,500	—	—	74,500
Paul W. Powell (1)	75,000	—		75,000
William Sheehy (1)	75,000	—	—	75,000
Robbie N. Edmonson (5)	—	—	43,970	43,970
Preston Smith (1)	75,000	—	—	75,000
Donald W. Thedford (1)	75,000	—	—	75,000
Lawrence Anderson, M.D. (4)	74,500	—	—	74,500
Pierre de Wet (1)	75,000	—	—	75,000

(1)	Compensation includes $8,000 and $67,000 for serving as director of Southside Bank and the Company, respectively.

(2)
Mr. Hartley received $310,000 as Chairman of the Board of the Company. Mr. Hartley received payments of $108,000 from his deferred compensation agreement, $260,416 from his Retirement Agreement and $53,978 from the Restoration Plan. The changes in pension values under the deferred compensation agreement, Retirement Agreement, Pension Plan and the Restoration Plan were $(39,416), $(222,235), $(79,284) and $(28,148), respectively.

(3)	Compensation includes $8,000 and $79,000 for serving as director of Southside Bank and the Company, respectively.

(4)	Compensation includes $7,500 and $67,000 for serving as director of Southside Bank and the Company, respectively.

(5)
Robbie N. Edmonson served as the Company’s Vice Chairman of the Board, an officer and director of Southside Bank and the Company until May 2013 and received no compensation for his service as director of Southside Bank or the Company. Mr. Edmonson received payments of $21,000 pursuant to his deferred compensation agreement and $2,285 in payments from the Restoration Plan. The changes in pension values under the deferred compensation agreement, Pension Plan and the Restoration Plan were $(3,857), $(178,927) and $(5,463), respectively.

(6)	Amounts included in this column for 2013 are as follows:

	Hartley	Edmonson
Salary and Bonus (a)	$—	$37,591
Life Insurance (b)	42,006	—
Company Provided Automobile (c)	104,596	5,016
Club Dues (d)	6,354	1,363
Insurance Premiums (e)	4,029	—
Total	$156,985	$43,970

(a)	Mr. Edmonson received salary and bonus of $35,741 and $1,850, respectively, in his capacity as an officer of Southside Bank.

(b)
Mr. Hartley was paid a tax gross-up bonus of $42,006 in accordance with the terms of his split dollar agreement once he retired. The Board has discontinued the payment of any tax gross-up bonuses for officers as well as taking them out of future agreements related to retirement. This was a legacy agreement and not reflective of current Board policy.

(c)
Mr. Hartley has use of a Company-provided automobile. The incremental cost to the Company during 2013 included fuel, maintenance cost, and insurance. Mr. Hartley received an automobile in 2013 with a net purchase price of $97,178. Mr. Edmonson received an automobile allowance of $5,016.

(d)	The incremental cost of the Company-provided club dues to the directors.

(e)	Mr. Hartley received $4,029 for Medicare Part B Insurance premiums.

Deferred Compensation Agreement with Mr. Hartley

The Company entered into a deferred compensation agreement with Mr. Hartley effective February 13, 1984. Mr. Hartley’s deferred compensation agreement provides that upon a termination of employment by reason of death, retirement or an involuntary termination by the Company other than for cause, he will be entitled to receive $468,412 in a lump sum and $800,000 payable monthly over 15 years, plus an additional $4,000 per month payable until death. Mr. Hartley retired on January 5, 2012, and consistent with his deferred compensation agreement, he began receiving payments in January 2012.

Retirement Agreement with Mr. Hartley

On November 7, 2008, the Company, Southside Bank and Mr. Hartley, entered into a Retirement Agreement (which replaced a previous retirement arrangement with Mr. Hartley).

The Retirement Agreement provides that if Mr. Hartley voluntarily retired as an employee and officer of the Company, he would simultaneously retire as an employee and officer of Southside Bank, although the parties expected that he would continue his service on the boards of directors of the Company and Southside Bank.

The Retirement Agreement provides that in each of the five years after his “separation from service” (as defined under Section 409A of the Internal Revenue Code of 1986), regardless of whether the separation is by reason of retirement, death or otherwise, the Company shall pay Mr. Hartley $250,000 per year, subject to a 5% increase per year after the first year.  The Company shall continue to make payments to Mr. Hartley’s estate or beneficiaries in the event of his death during the five year period.  In addition, Mr. Hartley shall be entitled to participate in all plans, programs, practices and policies maintained by the Company at that time with respect to retirement or termination of employment.

Mr. Hartley retired on January 5, 2012, and in accordance with this agreement, Mr. Hartley began receiving monthly payments on August 1, 2012.

Director Stock Ownership Policy

To help promote the alignment of the personal interests of the Company’s directors with the interests of our shareholders, the Company established in February 2014, a stock ownership policy for all non-employee directors. Under this policy, each non-employee director is required to acquire at least 5,000 shares of the Company’s common stock within five years after the date he or she is first elected as a director. The acquisition period is measured using the calendar year. For current directors, the policy requires that they accumulate these shares over the five years beginning on January 1, 2014. For any new directors, their five-year accumulation period will begin on January 1 of the year following their election. To the extent a director is not in compliance with the policy after the five year accumulation period, any compensation paid to that director must be in the form of stock compensation and the director is required to retain 50% of these stock awards.

The following table shows the stock ownership as of March 12, 2014 of our non-employee directors serving on that date and the percentage of the ownership guideline they have reached.

Director	Number of Shares Held (#)	Stock Held as % of Ownership Guideline

Lawrence Anderson, M.D.	14,533	>100%
Herbert C. Buie	572,415	>100%
Alton Cade	60,654	>100%
Pierre de Wet	31,721	>100%
John R. (Bob) Garrett	6,458	>100%
B. G. Hartley	161,355	>100%
Melvin B. Lovelady	12,764	>100%
Joe Norton	214,936	>100%
Paul W. Powell	56,912	>100%
William Sheehy	126,012	>100%
Preston Smith	2,362	47%
Donald W. Thedford	7,927	>100%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding beneficial ownership of our common stock as of March 12, 2014, for the following persons:

•	each person known by us to beneficially own more than 5% of our outstanding common stock;

•	each of our directors;

•	each of our executive officers included in our Summary Compensation Table; and

•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each of the named individuals is 1201 South Beckham Avenue, Tyler, Texas 75701.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Lawrence Anderson, M.D. (2)	14,533	*
Peter M. Boyd (3)	9,617	*
Herbert C. Buie (4)	572,415	3.2
Alton Cade (5)	60,654	*
Sam Dawson (6)	139,112	*
Pierre de Wet	31,721	*
John R. (Bob) Garrett	6,458	*
B. G. Hartley (7)	161,355	*
Melvin B. Lovelady (8)	12,764	*
Joe Norton (9)	214,936	1.2
Paul W. Powell	56,912	*
William Sheehy (10)	126,012	*
Preston Smith (11)	2,362	*
Donald W. Thedford	7,927	*
Lee R. Gibson (12)	40,829	*
BlackRock, Inc. (13)	1,224,780	6.8
All directors and executive officers of the company as a group (15 in total).	1,457,607	8.1

*    Less than 1% of total outstanding shares (17,918,862) as of March 12, 2014.

(1)	Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock set forth opposite his name.

(2)
Dr. Anderson owns 14,357 shares in an individual retirement account and has sole investment and voting power in these shares. Dr. Anderson is custodian for his daughter for 60 shares and his son for 116 shares, which are included in the total. Dr. Anderson disclaims beneficial ownership of these 176 shares.

(3)
Mr. Boyd has sole voting and investment power with respect to 1,050 shares owned individually. He also has sole voting power but not investment power with respect to 1,363 shares owned in the Company's ESOP plan, in which he is 100% vested. Mr. Boyd owns 3,891 shares in an individual retirement account and has sole voting and investment power in these shares. Also included in the total are 3,313 shares subject to stock options that are exercisable within 60 days of the record date.

(4)
Mr. Buie has sole voting and investment power with respect to 519,812 shares owned individually.  Mr. Buie owns 31,635 shares in individual retirement accounts and has sole voting and investment power in these shares.  Also included in the total are 13,947 shares owned by Mr. Buie’s wife, 3,666 shares owned by Mrs. Buie as trustee for their son and 3,355 shares owned by Mrs. Buie as trustee for their daughter.  Mr. Buie disclaims beneficial ownership of these 20,968 shares, which are included in the total.

(5)
Mr. Cade has joint voting and investment power with his wife with respect to 27,355 shares and also owns beneficially 28,450 shares held by Cochise Company, Inc., of which he is President.  Mr. Cade has voting and investment power, as trustee of the Cade Residuary Trust, which owns 4,849 shares.

(6)
Mr. Dawson holds sole voting and investment power with respect to 86,019 shares and has sole voting power, but not investment power, with respect to 17,009 shares owned in the Company’s ESOP Plan, in which he is 100% vested.  Mr. Dawson owns 16,484 shares in an individual retirement account and has sole voting and investment power in these shares. Also, included in the total are 3,183 shares owned by Mr. Dawson’s wife, of which he disclaims all beneficial ownership. Also included in the total are 16,417 shares subject to stock options that are exercisable within 60 days of the record date.

(7)
Mr. Hartley has sole voting and investment power with respect to 123,791 shares owned individually.  Also included in the total are 37,564 shares owned by Mr. Hartley’s wife (5,664 of those shares are owned in the Company’s ESOP Plan) of which Mr. Hartley disclaims beneficial ownership.

(8)	Mr. Lovelady has joint voting and investment power with his wife with respect to 12,764 shares owned jointly.

(9)
Mr. Norton has sole voting and investment power with respect to 204,249 shares.  Mr. Norton is custodian for his granddaughter for 6,832 shares and his grandson for 3,855 shares, which are included in the total.  Mr. Norton disclaims beneficial ownership of these 10,687 shares.

(10)	Mr. Sheehy has sole voting and investment power with respect to 109,049 shares owned individually and 16,963 shares in an individual retirement account.

(11)
Mr. Smith has sole voting and investment power with respect to 1,159 shares owned individually. Also, included in the total are 1,203 shares owned by Mr. Smith's wife, of which he disclaims all beneficial ownership.

(12)
Mr. Gibson has sole voting power and investment power with respect to 11,357 shares owned individually.  He also has sole voting power, but not investment power, with respect to 15,658 shares owned in the Company’s ESOP plan, in which he is 100% vested. Also included in the total are 13,814 shares subject to stock options that are exercisable within 60 days of the record date.

(13)
Information obtained solely by reference to the Schedule 13G/A filed with the SEC on January 30, 2014 by BlackRock, Inc. (“BlackRock”).  BlackRock reported that it has sole dispositive power over 1,224,780 shares and sole voting power over the 1,175,394 shares held as of December 31, 2013.  BlackRock also reported that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock but that no one person’s interest is more than five percent of our total outstanding common stock.  The address for BlackRock is 40 East 52nd Street, New York, New York 10022.

COMPENSATION COMMITTEE REPORT

The Compensation Committee oversees and makes recommendations for all aspects of executive officer compensation.  The board of directors of the Company considers the recommendations of the Compensation Committee and approves the compensation of the executive officers.  In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis in this proxy statement.

In reliance on the review and discussion referred to above, the Compensation Committee recommended to the board of directors of the Company that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 and its proxy statement on Schedule 14A to be filed in connection with the Company’s 2014 Annual Meeting, each of which will be filed with the SEC.

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

Submitted by the Compensation Committee of the board of directors of Southside Bancshares, Inc.

Joe Norton, Chairman	Paul W. Powell
Herbert C. Buie	William Sheehy
John R. (Bob) Garrett
Melvin B. Lovelady

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

In the paragraphs that follow, we will give an overview and analysis of our compensation programs and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions. Later in this proxy statement under the heading “Executive Compensation” you will find a series of tables containing specific information about the compensation earned or paid in 2013 to the following executive officers, who are referred to as the “named executive officers” or “NEOs.”

•	Sam Dawson - Chief Executive Officer, President and Director of the Company and Southside Bank;

•	Lee R. Gibson, CPA - Senior Executive Vice President and Chief Financial Officer of the Company and Southside Bank and Director of Southside Bank;

•	Jeryl Story - Former Senior Executive Vice President of the Company and Southside Bank and Director of Southside Bank, who passed away in October 2013;

•	Michael L. Coogan, CFA - Former Executive Vice President, Treasurer and Advisory Director of Southside Bank, who left the Company in May 2013; and

•	Peter M. Boyd - Regional President, Central Texas, and Advisory Director of Southside Bank.

The Compensation Committee of the Board (“the Committee”) has responsibility for reviewing and establishing the Company’s compensation programs, consistent with the Company’s compensation philosophy.  The Committee attempts to ensure that the total compensation paid to the NEOs is fair, reasonable, and competitive.  The Committee conducts an annual base salary and bonus compensation level review of the NEOs and engages outside consultants, as discussed below.  When determining compensation, the Company typically does not establish specific performance goals for the NEOs, but instead evaluates and reviews each NEO’s contribution to the overall performance of the Company, taking into account any changes in duties or responsibilities, the overall banking environment, skills and talents demonstrated during the year and leadership skills.

During 2013, the Committee reviewed with management the design and operation of the incentive compensation arrangements for the NEOs and other employees of Southside Bank for the purpose of determining whether such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company.  The Committee concluded the incentive plans and policies do not encourage the NEOs or other employees to take risks that are reasonably likely to have a material adverse effect on the long-term well-being of the Company.

The Committee also reviews and develops recommendations for director compensation, including committee service fees.

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward long-term and strategic performance, and which aligns executives’ interests with those of the shareholders with the ultimate objective of improving long-term shareholder value.  The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior officers in key positions and that compensation provided to key officers remains competitive relative to the compensation paid to similarly situated executives of our peer companies (as discussed below).  To that end, the Committee believes executive compensation provided by the Company to its NEOs should include both cash and other benefits that reward both Company and executive performance.  Performance is evaluated in a number of ways.  First and most importantly, the committee evaluates the overall performance of the Company during the year and over a longer term, typically three years.  Performance metrics evaluated include profitability, return on equity, ability to pay dividends to shareholders, overall asset quality, capital levels and earnings per share.  The Company’s performance is measured against its peers utilizing outside independently produced peer group data.  The committee also takes into consideration the results of outside examinations and audits.  The committee evaluates individual performance of each NEO in their areas of responsibility and to the Company as a whole, taking into consideration the overall banking environment.  Using this information as a guide the committee then works through its process of evaluating and setting compensation.

Role of Executive Officers in Compensation Decisions

The Committee makes recommendations to the Board regarding all compensation decisions for the NEOs.  The CEO provides input regarding the performance of the other NEOs and makes recommendations for compensation amounts payable to the other NEOs.  These recommendations are based on the CEO’s personal observation of each NEO's performance, commitment and contribution to the Company.  The CEO is not involved with any aspect of determining his own pay.

Setting Executive Compensation

Based on the compensation objectives noted above, the Committee has structured the NEOs’ annual compensation to be competitive and to motivate and reward the NEOs for their performance.

In furtherance of this, the Committee occasionally engages an outside consulting firm to conduct a peer review of its overall compensation program for the NEOs.  A peer review was conducted in 2011.  The Committee engaged Pearl Meyer & Partners (“PM&P”) to serve as an independent outside consultant to Southside Bancshares, Inc., reporting directly to the Committee. PM&P was engaged to prepare an Executive Compensation Review specifically for the Committee for 2011.  This Executive Compensation Review was based on a custom peer group selected by PM&P based on asset size, location and performance (the “Compensation Peer Group”).  PM&P provided the Committee a letter with a statement of independence and the procedures they follow to remain independent. The Compensation Peer Group is comprised of seventeen public commercial banks in Texas, Oklahoma, Arkansas, Arizona, Colorado, Mississippi and Missouri, against which PM&P and the Committee believes the Company competes for talent.  At the time of the study the Compensation Peer Group assets ranged from $1.0 billion to $6.7 billion with a median asset size of approximately $2.9 billion. The companies comprising the Compensation Peer Group were:

BancFirst Corporation	Hawthorn Bancshares, Inc.
Centrue Financial Corporation	MetroCorp Bancshares, Inc.
CoBiz Financial Inc.	Reliance Bancshares, Inc.
First M&F Corporation	Renasant Corporation
Enterprise Financial Services Corp	Southwest Bancorp, Inc.
Encore Bancshares, Inc.	Simmons First National Corporation
First Financial Bankshares, Inc.	Texas Capital Bancshares, Inc.
Great Southern Bancorp, Inc.	Western Alliance Bancorporation
Home Bancshares, Inc.

During Committee discussions regarding setting NEO compensation for 2013, the Committee referenced the 2011 Executive Compensation Review. The Compensation Peer Group data is used for comparative purposes only.  We do not target executive officer pay opportunities at any particular percentile relative to our Compensation Peer Group.  The Committee evaluates the NEO's compensation and reviews and discusses performance, job responsibilities and tenure for each NEO position.  Based on this review and discussion of each NEO, the Committee determines the NEO's total compensation.  There is no pre-established policy or target for the allocation among different types of compensation.  In determining the appropriate mix of compensation for 2013, the Committee took into consideration that the Company would likely utilize equity-based compensation as part of its executive officer compensation program.

2013 In Review

Southside Bancshares, Inc. financial results for 2013, included a return on average shareholders' equity of 16.50% and a return on average assets of 1.22%. Net income for 2013 increased $6.5 million, or 18.7%, to $41.2 million and diluted earnings per common share increased $0.39, or 20.4%, to $2.30. During 2013 loans increased 7.0%, while nonperforming assets decreased to 0.39% of total assets.

During the first half of 2013, Michael Coogan, our former Executive Vice President and Treasurer, submitted his resignation and left the Company. During October 2013, Jeryl Story, who served as Senior Executive Vice President, passed away.

2013 Executive Compensation Components

For the fiscal year ended December 31, 2013, the principal components of compensation for NEOs were:

•	Base salary;

•	Annual bonus;

•	Long-term equity incentive awards;

•	Retirement benefits;

•	Perquisites and other personal benefits; and

•	Health and welfare benefits.

Base Salary

The Company provides NEOs and other employees with a base salary to compensate them for services rendered during the fiscal year.  Base salaries for NEOs are determined based on their position and responsibility by using comparable market data adjusted for duties and responsibilities.

During the review of base salaries for executives, the Committee primarily considers:

•	Compensation Peer Group data;

•	internal review of the executive’s compensation, both individually and relative to our other officers;

•	overall individual performance of the executive;

•	scope of responsibilities;

•	experience; and

•	tenure with the Company.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility.  Merit-based increases to salaries of NEOs are based on the Committee’s assessment of performance after considering recommendations of the CEO.  The NEO salaries were approved by the Committee for 2013 based on the CEO’s recommendations for the other NEOs and company performance.  In making its final decision the Committee also considered that equity incentives would likely be offered as part of the NEOs compensation package sometime during 2013.  Equity awards for the NEOs were awarded in December 2013.

After considering all of the relevant factors and the performance of each executive, the Committee decided that Messrs. Dawson, Gibson and Story would receive a 2.6% increase in base salary for 2013. Mr. Coogan received a 3.1% increase in base salary for 2013. Mr. Boyd received an increase in base salary of 70.9% for 2013. Mr. Boyd's increase in base salary represents a guaranteed compensation package for three years commensurate to previous compensation in consideration for Mr. Boyd agreeing to relocate from Tyler, Texas to open a new branch for the Company in Austin, Texas. The guaranteed base salary was to allow Mr. Boyd time to build his loan portfolio in Austin to a level that would allow Mr. Boyd an opportunity after the three year guaranteed period to receive a compensation package with a salary more commensurate to his previous salary combined with an incentive bonus as a commercial lender commensurate to that which he received in Tyler.

Annual Bonus

All officers and employees of the Company have historically been paid an annual bonus equal to 12.5% of base salary. While referred to as a bonus, the 12.5% has been paid to all employees for over 30 years and is considered by most employees as part of their base salary even though it is approved as a bonus by the Board.

The Committee has in prior years recommended a special year-end bonus in excess of the 12.5% bonus for NEOs, based on a combination of individual and company performance.  For Messrs. Dawson and Gibson, the Committee determined that a special year-end bonus was warranted based on overall company performance during 2013.  The Committee considered overall financial performance including capital levels, nonperforming asset levels, net income, earnings per share, return on shareholders’ equity and other performance metrics, combined with overall company objectives achieved and individual NEO performance.  In determining the bonus amounts for Messrs. Dawson and Gibson, the committee considered the financial performance results achieved during 2013, including net income, return on equity, and return on assets. Specifically, the Committee considered that the Company had a very good year, net income increased 20.8%, diluted earnings per share increased 22.5%, return on average shareholders equity increased to 16.79%, return on average assets increased to 1.24%, and asset quality remained sound.

After considering all of these factors, the Committee recommended that special year-end bonuses for 2013 be paid to Messrs. Dawson and Gibson in amounts of $120,000 and $100,000, respectively. Bonuses for Messrs. Dawson and Gibson reflected leadership and the resulting performance in each of the areas of the Company for which they were responsible.

New Annual Incentive Program for 2014

Prior to January 2014, the annual cash bonus program was primarily comprised of discretionary cash bonus awards. In December 2013, upon the approval of the Board based on the recommendation of the Compensation Committee, the Company implemented a formulaic annual incentive bonus program, the Annual Incentive Program (“AIP”) to replace approximately 75% of the discretionary cash bonus awards starting January1, 2014. Any discretionary cash bonus award for the Company's CEO and CFO annually will be based upon the Company's performance and individual contributions. The Compensation Committee may also award cash bonuses to other named executives and senior officers of the Company of the Bank.

Participants in the program for 2014 are Messrs. Dawson and Gibson.  Under the program, Messrs. Dawson and Gibson have a maximum incentive opportunity of 60% and 45% of base salary, respectively.

We believe that a significant amount of our executives’ compensation should be contingent on our performance.  The AIP formalizes this philosophy for our top executives by providing a cash incentive for the attainment of profitable growth and stable financial operating conditions.

For 2014, the Compensation Committee approved the following performance measures, all of which are weighted equally:

•	Earnings per share growth (fully-diluted)

•	Loan growth

•	Return on average equity

•	Efficiency ratio

•	Non-performing loans as a percentage of total assets

We believe that a focus on these metrics over time will support sustained performance and the long-term creation and preservation of shareholder value return.

Performance measures, goals and weighting will be set annually by the Compensation Committee.  In determining the amount of the annual incentive payment, a threshold level of performance is established for each measure.  Participants will earn a cash award based on the amount by which actual performance exceeds the threshold goal as set forth below, up to the set percentage of bonus allocated to each performance measure. In the event the Company's performance is less than the threshold with respect to a particular performance measure, no incentive compensation is payable for that particular measure.

Performance Measure	Weighting	Threshold	Award for Achieving Performance Over Threshold

Fully Diluted EPS	20%	5.0%	2.5% for each 1% above the threshold
Loan Growth	20%	5.0%	2% for each 1% above the threshold
ROAE	20%	8.0%	2.5% for each 1% above the threshold
Efficiency Ratio	20%	62.5%	2% for each 1% below the threshold
NPAs / Assets	20%	0.5%	1.5% for each 0.01% below the threshold

Long-Term Equity Incentive Awards

The Southside Bancshares, Inc. 2009 Incentive Plan provides for the grant of equity awards to our employees, officers or directors.  The primary purpose of the 2009 Incentive Plan is to promote our success by linking the personal interests of our employees, officers, directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance.  During 2010, the Compensation Committee approved a long-term equity program that provides for the grant of equity consistent with the directives in the 2009 Incentive Plan.  The Committee engaged the services of PM&P to assist in guiding the Committee as to what is comparable and customary related to long-term equity programs.  The Plan outlines the type of incentive awards to be granted under the 2009 Incentive Plan and establishes proposed amounts for participants, subject to final approval by the Committee.  We believe these awards align executive performance and achievement with shareholder interests.

For 2013, our continuing NEOs were awarded long-term equity awards with a value equal to a specified percentage of their base salaries, as follows: Mr. Dawson, 50%; Mr. Gibson, 40%; and Mr. Boyd, 25%.  These awards were granted 50% in the form of stock options and 50% in the form of restricted stock units (RSUs). Details of the equity awards granted to the NEOs are set forth in the tables following the Compensation Discussion and Analysis.  We do not anticipate additional grants will be made during 2014.

Retirement Benefits

Retirement benefits fulfill an important role within the Company’s overall executive compensation program because they provide a financial security component which promotes retention.  We place great value on the long-term commitment that many of our employees and the NEOs have made to us and aim to incent those individuals to remain with the Company and to act in a manner that will provide longer-term benefits to the Company.  The Company believes that its retirement program is comparable to those offered by the banks in our Compensation Peer Group and, as a result, is needed to ensure that our executive compensation remains competitive.

Our retirement plans are designed to encourage employees to take an active role in planning, saving and investing for retirement.  The Company maintains a 401(k) plan (the “401(k) Plan”), a tax-qualified, defined contribution plan in which substantially all of our employees, including the NEOs, are eligible to participate.  The Company also maintains a tax-qualified, defined benefit pension plan (the “Pension Plan”) pursuant to which participants are entitled to benefits based on final average monthly compensation and years of credited service.  In addition, the Company maintains a non-qualified supplemental retirement plan (the “Restoration Plan”) which provides benefits in addition to the Pension Plan.  The Pension Plan and the Restoration Plan are described in more detail under the Pension Benefits table in this Proxy Statement.

The Company has entered into deferred compensation agreements with each of the continuing NEOs that provide for the payment of a stated amount over a specific period of years.  These deferred compensation agreements are described in more detail under the Pension Benefits table in this Proxy Statement.

The Company has also entered into split dollar agreements with each of the continuing NEOs which allow the executives to designate the beneficiaries of death benefits under a life insurance policy.  These agreements are described in more detail under the summary compensation table in this Proxy Statement.

Perquisites and Other Personal Benefits

The Company provides NEOs with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions.  The committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.  The Committee did not review perquisites during 2013, and there were no changes in the types of perquisites provided in 2013.  Perquisites provided to NEOs during 2013 were Company paid club dues and a Company provided automobile, with the exception of Mr. Story, Mr. Coogan and Mr. Boyd who received a fixed monthly car allowance.  Club memberships are made available to various officers who are expected to routinely entertain customers or prospective customers.

Health and Welfare Benefits

The Company offers a standard range of health and welfare benefits on a uniform basis and subject to insurance policy limitations to employees, including NEOs, and their eligible dependents.  The benefits are designed to attract and retain employees and provide security to employees for their health and welfare needs.  The benefits include: medical, prescription, dental, employee life, group life and flexible spending accounts.  NEOs participate in these employee benefit plans, which are generally available to full-time employees on the same terms as a similarly situated employee.  Another benefit available to officers at or above the Vice President level and meeting a salary requirement, is a bank provided long-term disability insurance policy which includes accidental death and travel insurance plans and programs.

Severance

The Company entered into Employee Agreements with Mr. Dawson and Mr. Gibson in October 2007.  The Board determined that it was in the best interest of the Company to retain the services and encourage the continued attention and dedication of Messrs. Dawson and Gibson to their assigned duties.  The severance and change in control termination amounts were negotiated based on these NEOs' tenure, scope of responsibilities and other provisions in the agreement.

For a further discussion of the terms of the Employment Agreements, please see the discussion on page 26.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct in any year with respect to any one of our NEOs.  This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation.  The committee intends to maximize deductibility of executive compensation while retaining some discretion needed to compensate executives in a manner commensurate with performance and the competitive landscape for executive talent.

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned by or paid to each of the NEOs for the fiscal years ended December 31, 2013, 2012 and 2011.  This information relates to compensation paid to the NEOs by Southside Bank, as the Company does not directly pay compensation to the NEOs.

2013 SUMMARY COMPENSATION TABLE

Name Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Change in Pension Value ($) (5)	All Other Compensation ($) (9)	Total ($)
Sam Dawson – Chief Executive Officer, President and Director of the Company and Southside Bank.	2013	$461,700	$177,712	$115,426	$115,426	$5,616	$13,354	$889,234
	2012	450,000	136,250	112,489	112,503	914,615	14,526	1,740,383
	2011	389,400	151,675	77,873	77,895	953,120	43,895	1,693,858
Lee R. Gibson, CPA – Senior Executive Vice President and Chief Financial Officer of the Company and Southside Bank and Director of Southside Bank.	2013	$395,250	$149,375	$79,005	$78,997	$—	$11,023	$713,650
	2012	385,000	128,125	76,996	77,001	685,015	12,067	1,364,204
	2011	369,500	148,187	73,901	73,903	556,031	45,096	1,266,618
Jeryl Story – Senior Executive Vice President of the Company and Southside Bank and Director of Southside Bank. (6)	2013	$304,096	$149,375	$—	$—	$587,003	$27,984	$1,068,458
	2012	385,000	128,125	76,996	77,001	809,907	7,990	1,485,019
	2011	369,500	149,187	73,901	73,903	752,296	8,682	1,427,469
Michael L. Coogan, CFA – Executive Vice President, Treasurer and Advisory Director of Southside Bank. (7)	2013	$112,323	$—	$—	$—	$—	$10,472	$122,795
	2012	289,000	111,125	36,121	36,127	—	33,213	505,586
	2011	278,000	164,750	34,753	34,750	—	37,375	549,628
Peter M. Boyd – Regional President, Central Texas, and Advisory Director of Southside Bank. (8)	2013	$342,050	$42,725	$42,718	$42,728	$46,759	$37,448	$554,428
	2012	200,000	166,801	25,002	25,001	304,229	124,240	845,273
	2011	—	—	—	—	—	—	—

(1)	Includes amounts deferred at the officer’s election pursuant to the Company’s 401(k) Plan.

(2)
For 2013, reflects a regular annual bonus paid to each NEO equal to approximately 12.5% of base salary, and a special year-end bonus paid to each NEO in the following amounts:  Mr. Dawson, Mr. Gibson, and Mr. Story received $120,000, $100,000 and $100,000, respectively. Mr. Story's named beneficiary received $139,500 of his bonus pay after his death. Mr. Story's base salary that he would have received for the entire year 2013 of $395,000, was the basis for his 12.5% bonus. Mr. Coogan did not receive any bonus for 2013.

(3)	Reflects the aggregate grant date fair value of restricted stock units determined in accordance with FASB ASC Topic 718.

(4)
Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718.  The assumptions used in calculating these amounts are set forth in the notes to the Company’s consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

(5)
The amounts reported in this column reflect the aggregate actuarial increase in the present value of the NEOs benefits under the Pension Plan and the Restoration Plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements.  The changes in pension values for the NEOs under the Pension Plan were as follows: Mr. Dawson – $58,312; Mr. Gibson – $(73,306); Mr. Story – $276,633; and Mr. Boyd – $(17,779). The change in pension value for the NEOs under the Restoration Plan were as follows: Mr. Dawson – $(52,696); Mr. Gibson – $15,298; Mr. Story – $310,370; and Mr. Boyd – $64,538. Mr. Coogan is not a participant in the Pension Plan or the Restoration Plan.  Descriptions of the Pension Plan and Restoration Plan follow the Pension Benefits table in this Proxy Statement.

(6)	Mr. Story passed away in October 2013.

(7)	Mr. Coogan left the Company in May 2013.

(8)	Mr. Boyd was designated as an executive officer of the Company on February 21, 2013.

(9)	Amounts included in this column for 2013 are as follows:

	Dawson	Gibson	Story	Coogan	Boyd
Company Provided Automobile (a)	$4,222	$5,810	$25,073	$9,000	$24,000
Club Dues (b)	9,132	5,213	2,911	1,472	13,448
Total	$13,354	$11,023	$27,984	$10,472	$37,448

(a)
Mr. Dawson and Mr. Gibson have use of a Company-provided automobile. The incremental cost to the Company during 2013 included fuel, maintenance costs and insurance. Messrs. Story, Coogan and Boyd received auto allowances of $25,073, $9,000 and $24,000, respectively.

(b)	The incremental cost of Company-provided club dues to the NEOs.

Employment Agreements

The Company maintains employment agreements with Sam Dawson, President and CEO, and Lee R. Gibson, Senior Executive Vice President and CFO (the “Employment Agreements”).  The Employment Agreements were entered into as of October 22, 2007 and initially extended through October 22, 2010, with automatic one year term extensions beginning on the first anniversary of the effective date, until a party gives 90 days' notice of non-renewal.  The agreements are now in effect until October 22, 2016.

The Employment Agreements provide for an annual base salary to be reviewed no less frequently than annually by the Committee, and entitle Messrs. Dawson and Gibson to receive an annual incentive payment of not less than 12.5% of base salary.  The amount actually awarded and paid to the executives each year will be determined by the Committee and may be based on specific performance criteria.

The Employment Agreements entitle Messrs. Dawson and Gibson to participate in all incentive, savings and retirement plans or programs and welfare and fringe benefits which are generally available to officers of the Company of comparable levels.  Finally, the Employment Agreements state that the Company may pay country club annual dues and expenses for each of Messrs. Dawson and Gibson.

The Employment Agreements also provide Messrs. Dawson and Gibson with severance benefits in the event of certain terminations of employment.  These benefits are described in “Potential Payments upon Termination or Change in Control” beginning on page 25 of this proxy statement.

Split Dollar Agreements

In 2004, the Company entered into split dollar agreements with Messrs. Dawson, Gibson, Story, and Boyd.  The agreements provide that the Company will be the beneficiary of Bank Owned Life Insurance (commonly referred to as BOLI) insuring the executives’ lives.  The agreements provide the executives with the right to designate the beneficiaries of the death benefits guaranteed in each agreement.  The agreements originally provided for death benefits of an initial aggregate amount of $2.5 million.  The individual amounts are increased annually on the anniversary date of the agreement by an inflation adjustment factor of 5% for Messrs. Dawson and Gibson, and 3% for Mr. Boyd.  As of December 31, 2013, the expected death benefits totaled $2.7 million. Pursuant to Mr. Story's split dollar agreement, upon his death, his named beneficiary received a death benefit of $1,086,000 in 2013.  The agreements also state that after the executive’s retirement date, the Company will pay an annual gross-up bonus to the executive in an amount sufficient to enable the executive to pay federal income tax on both the economic benefit and on the gross-up bonus itself.  The expense associated with the post retirement liability was $26,000 for the year ended December 31, 2013.

The table below sets forth information regarding grants of plan-based awards to the NEOs for the fiscal year ended December 31, 2013.

2013 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh) (3)	Grant Date Fair Value of Stock and Option Awards ($) (4)
Sam Dawson	12/5/2013	4,253			$115,426
	12/5/2013		13,406	$27.14	115,426
Lee R. Gibson	12/5/2013	2,911			79,005
	12/5/2013		9,175	27.14	78,997
Jeryl Story	—	—	—	—	—
	—	—	—	—	—
Michael L. Coogan	—	—	—	—	—
	—	—	—	—	—
Peter M. Boyd	12/5/2013	1,574			42,718
	12/5/2013		4,980	27.14	42,728

(1)
Reflects restricted stock units (RSUs) granted under the Southside Bancshares, Inc. 2009 Incentive Plan.  The RSUs granted to Messrs. Dawson and Gibson vest annually in three equal installments and for Mr. Boyd vest annually in four equal installments, all beginning on December 5, 2013, or earlier upon the death or disability of the grantee, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(2)
Reflects stock options granted under the Southside Bancshares, Inc. 2009 Incentive Plan.  The stock options granted to Messrs. Dawson and Gibson vest annually in three equal installments and those granted to Mr. Boyd vest annually in four equal installments, all beginning on December 5, 2013, or earlier upon the death or disability of the grantee, or upon a change in control in which the successor does not assume or otherwise equitably convert the awards.

(3)	The closing price of the Company's common stock per share on December 5, 2013, the grant date.

(4)
Grant date fair value of the RSUs is calculated using the closing stock price on the date of grant. Grant date fair value of the stock options is based on the Black-Scholes option-pricing model.  The grant date fair value of awards granted to Messrs. Dawson and Gibson was $8.61 and awards granted to Mr. Boyd was $8.58. The assumptions used in calculating these amounts are set forth in the notes to the Company’s consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

The table below sets forth information regarding outstanding stock options and RSUs held by the NEOs as of December 31, 2013:

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (1)	Market Value of Shares or Units of Stock that have not vested ($) (2)
Sam Dawson	6/9/2011	9,754	4,877	$17.41	6/9/2021	1,677	$45,849
	8/2/2012	6,663	13,325	19.94	8/2/2022	4,045	110,590
	12/5/2013	—	13,406	27.14	12/5/2023	4,253	116,277
Lee R. Gibson	6/9/2011	9,254	4,627	17.41	6/9/2021	1,591	43,498
	8/2/2012	4,560	9,121	19.94	8/2/2022	2,768	75,677
	12/5/2013	—	9,175	27.14	12/5/2023	2,911	79,587
Jeryl Story (3)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Michael L. Coogan	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Peter M. Boyd	6/9/2011	2,183	2,183	17.41	6/9/2021	755	20,642
	8/2/2012	1,130	3,389	19.94	8/2/2022	1,011	27,641
	12/5/2013	—	4,980	27.14	12/5/2023	1,574	43,033

(1)
The options and RSUs were granted under the Southside Bancshares, Inc. 2009 Incentive Plan.  All options granted are for 10-year terms with an exercise price equal to the fair market value on the NASDAQ on the date of grant.  The options and RSUs granted to Messrs. Dawson and Gibson vest annually in three equal installments and for Mr. Boyd vest annually in four equal installments, all beginning on June 9, 2012 for the 2011 grants, August 2, 2013 for the 2012 grants and December 5, 2014 for the 2013 grants, or earlier upon the death or disability of the grantee, or upon a change in control in which the successor company does not assume or otherwise equitably convert the awards.

(2)	Reflects the value calculated by multiplying the number of shares underlying the RSUs by $27.34, which was the closing price of our common stock on December 31, 2013.

(3)	Mr. Story's named beneficiary received 13,881 vested options with an exercise price of $17.41 and 13,681 vested options with an exercise price of $19.94.

2013 OPTION EXERCISES AND STOCK VESTED

The following table shows the number of shares and the value realized upon exercise of stock options and vesting of stock awards for the year ended December 31, 2013 for each of the NEOs. RSUs awarded in June 2011 and August 2012 under the 2009 Incentive Plan vested in accordance with the vesting schedule. None of the NEOs exercised any stock options during the year ended December 31, 2013, except for Mr. Coogan, who exercised his vested options upon his termination.

	Stock Options		Stock Awards
Name	Option Shares Acquired on Exercise	Option Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Sam Dawson	—	$—	3,618	$87,947
Lee R. Gibson, CPA	—	—	2,913	70,177
Jeryl Story (1)	—	—	7,226	185,981
Michael L. Coogan, CFA	1,632	10,739	—	—
Peter M. Boyd	—	—	700	16,879
	1,632	$10,739	14,457	$360,984

(1)
Mr. Story received 2,913 shares of stock awards upon vesting with value received of $70,177. Mr. Story's named beneficiary received 4,313 shares of stock awards upon his death with a value realized of $115,804.

2013 PENSION BENEFITS

The table below shows the number of years of service credited to each NEO, the actuarial present value of each NEOs accumulated benefits (determined using interest rate and mortality table assumptions described below), and the amount of payments during 2013 to each of the NEOs, under each of the Pension Plan, Restoration Plan and deferred compensation agreements.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Sam Dawson	Pension Plan	39.5	$2,280,275	$—
	Restoration Plan	39.5	2,925,666	—
	Deferred Compensation Agreement	N/A	410,034	—
Lee R. Gibson, CPA	Pension Plan	29.417	$1,067,212	$—
	Restoration Plan	29.417	1,531,689	—
	Deferred Compensation Agreement	N/A	201,466	—
Jeryl Story (1)	Pension Plan	N/A	$1,948,249	$33,652
	Restoration Plan	N/A	2,327,979	39,723
	Deferred Compensation Agreement	N/A	323,557	6,667
Michael L. Coogan, CFA (2)	Pension Plan	N/A	$—	$—
	Restoration Plan	N/A	—	—
	Deferred Compensation Agreement	N/A	—	—
Peter M. Boyd	Pension Plan	15.083	$594,301	$—
	Restoration Plan	15.083	354,633	—
	Deferred Compensation Agreement	N/A	98,220	—

(1)	As a result of Mr. Story's death on October 5, 2013, payments commenced in accordance with the terms of his Pension Plan, Restoration Plan and deferred compensation agreement.

(2)	Mr. Coogan was not eligible to participate in the Pension Plan or the Restoration Plan and did not have a deferred compensation agreement.

Pension Plan

The Pension Plan is a tax-qualified, defined benefit pension plan pursuant to which participants are entitled to benefits based on final average monthly compensation and years of credited service.

Entrance into the Pension Plan by new employees was frozen effective December 31, 2005.  Employees hired after December 31, 2005 are not eligible to participate in the plan.  All participants in the Plan are fully vested.  All NEOs employed by the Company at December 31, 2013 were participants in the Plan.  Benefits are payable monthly commencing on the later of age 65 or the participant’s date of retirement.  Eligible participants may retire at reduced benefit levels after reaching age 55.

The benefits under the Pension Plan are determined using the following formula, stated as a single life annuity with 120 payments guaranteed, payable at normal retirement age, which is defined as 65 under the Pension Plan.

Formula (1) and Formula (2), calculated using Credit Service at Normal Retirement Date, multiplied by a service ratio and summed as described below:

The fraction in which the numerator is Credited
Formula (1)		x	Service as of 12/31/05 and the denominator is
Credited Service at Normal Retirement Date
plus
Formula (2)			The fraction in which the numerator is Credited
		x	Service earned after 12/31/05 and the
denominator is Credited Service at Normal
Retirement Date

Formula (1) is an amount equal to:

2% of Final Average Monthly Compensation times Credited Service up to 20 years, PLUS

1% of Final Average Monthly Compensation times Credited Service, if any, in excess of 20 years, PLUS

0.60% of that portion of Final Average Monthly Compensation which exceeds Monthly Covered Compensation times Credited Service up to 35 years

Formula (2) is an amount equal to:

0.90% of Final Average Monthly Compensation times Credited Service, PLUS

0.54% of that portion of Final Average Monthly Compensation which exceeds Monthly Covered Compensation times Credited Service up to 35 years

Benefit Formula Definitions

Credit Service
A participant’s years of credited service are based on the number of years an employee works for the Company.  The Company has no policy to grant extra years of credited service.

Final Average Monthly Compensation (FAMC)
The monthly average of the 60 consecutive months’ compensation during the participant’s period of credited service that gives the highest average.  Compensation generally includes all gross income received by the participant for services actually rendered in the course of employment, with certain exclusions, plus any elective deferrals under Section 125 and Section 404(g)(c).  Compensation in the Pension Plan is limited as required.

Covered Compensation
A rounded 35-year average of the Maximum Taxable Wages (MTW) under social security.  The table in effect during the calendar year proceeding termination or retirement is used.

The Pension Plan was amended several years ago and participants must now retire to be eligible to receive payments out of the plan.  All participants receiving payments out of the Pension Plan at the time of the amendment were grandfathered so as to allow them to continue receiving payments out of the plan.  None of the NEOs were in pay status under the Pension Plan at the time of the amendment, and thus were not grandfathered.

The pension disclosures have been computed using the FASB ASC Topic 715, “Compensation - Retirement Benefits” assumptions from the financial statements as of the pension measurement date of December 31, 2013, except the FASB ASC Topic 715 retirement age has been replaced by the normal retirement age for this calculation (and the benefit valued is only the accrued, not the projected, benefit).

FASB ASC Topic 715 Discount Rate as of 12/31/12    4.08%

FASB ASC Topic 715 Discount Rate as of 12/31/13    5.06%

Expected Retirement Age            65

Post-Retirement Mortality            RP - 2000 Mortality Table for males and females projected to 2024 with Scale AA

Pre-Retirement Mortality, Disability or Turnover    None

Form of Payment

•Qualified Retirement Plan        10-Year Certain & Life Annuity
•Nonqualified Restoration Plan        10-Year Certain & Life Annuity

For a further discussion of the FASB ASC Topic 715 assumptions, please see Note 11 to our consolidated financial statements on Form 10-K, filed with the SEC on March 14, 2014.

Restoration Plan

The annual retirement income benefit of NEOs under the Pension Plan is subject to certain limitations imposed by the Internal Revenue Code.  Under one such limitation, in determining the benefit accrued for a year under the Pension Plan, the benefit formula excludes a NEOs compensation above a specified compensation limit.  In 2013, for example, the ceiling was $255,000, which means that the compensation of NEOs in excess of that amount was not considered in the benefit formula for purposes of determining benefits under the Pension Plan.  The Company maintains the Restoration Plan, a non-qualified supplemental retirement plan which provides additional benefits by taking into account the excess compensation not taken into account under the Pension Plan.  The Restoration Plan is unfunded and noncontributory, which means that benefits are paid from the general assets of the Company and the NEOs are not required to make any contributions.  The formula and assumptions used to calculate the benefit payable pursuant to the Restoration Plan are the same as those used under the Pension Plan described above, except that the amounts payable under the Restoration Plan are reduced by the amounts payable under the Pension Plan.

Deferred Compensation Agreements

Mr. Story's deferred compensation agreement provides that upon death his named beneficiary will be entitled to receive $400,000 payable monthly over 10 years. In accordance with the terms of his deferred compensation agreement, payments commenced during 2013.

Under the terms of their deferred compensation agreements, Messrs. Dawson, Gibson, and Boyd are entitled to receive $500,000, $400,000, and $300,000, respectively, payable monthly over 10 years, if the executive remains in the employment of Southside Bank until his retirement (on or after age 65), or upon permanent disability or death, whichever occurs first.  If the executive’s employment is involuntarily terminated by the Company for any reason other than for “good cause” (as defined in the agreements), such termination shall be treated the same as a retirement, and the executive shall be entitled to receive the payments.  If, prior to a Change in Control (as defined in the agreements), the executive terminates his employment prior to attainment of age 65 for any reason other than death or disability, no amounts shall be due such executive under his deferred compensation agreement.  If, after a Change in Control, the executive terminates employment prior to attainment of age 65 for any reason other than death, disability, or for “good reason” (as defined in the agreements), no amounts shall be due to the executive under his agreement.  After a Change in Control, a termination by the executive for “good reason” shall be treated the same as a retirement, and the executive shall be entitled to receive the payments.

Potential Payments Upon Termination or Change in Control

The following discussion summarizes the compensation benefits payable to (i) Messrs. Dawson, Gibson and Boyd, in the event of a termination of their employment under various circumstances, assuming that a termination of employment occurred on December 31, 2013, and (ii) Messrs. Coogan and Story, upon their respective termination of employment in 2013.

Upon termination of their employment, Messrs. Dawson, Gibson, Story, Coogan and Boyd would receive compensation and benefits for which they had already vested.  This would include accrued but unpaid salary, accrued and unused vacation pay, and any balance under the 401(k) plan.  In addition, Messrs. Dawson, Gibson, Story and Boyd would receive benefits under the Pension Plan and Restoration Plan, plus amounts payable under their deferred compensation agreements.

Employment Agreements

In addition, the Company has employment agreements with Messrs. Dawson and Gibson, which govern the terms of each executive’s payments and benefits upon termination or Change in Control, as summarized below.

Termination by the executive except for Good Reason; termination by the Company with Cause.  If an executive terminates his employment without Good Reason (as defined in the Employment Agreements) or the Company terminates the executive’s employment with Cause (as defined in the Employment Agreements), the executive will be entitled to receive his accrued salary and previously vested benefits.  In this event, no special severance benefits are payable.

Termination by the executive for Good Reason; termination by the Company without Cause. If an executive terminates his employment for Good Reason or the Company terminates the executive’s employment without Cause, the executive will be entitled to receive a single lump sum equal to:

•
a severance payment equal to the executive’s monthly salary multiplied by the number of months remaining in the term of the Employment Agreement (which would be between 24 and 36 months), plus $10,000;

•
a pro-rata bonus equal to the product of (i) the executive’s Target Bonus (as defined in the Employment Agreements) for the termination year and (ii) a fraction, the numerator of which is the number of days in the current fiscal year through the termination date, and the denominator of which is 365;

•	his accrued salary;

•	accrued pay in lieu of unused vacation; and

•	any vested compensation deferred by the executive (unless otherwise required by an agreement).

Additionally, all equity awards will become immediately vested and exercisable as of the date of termination.  Finally, the executive will be entitled to any other amounts or benefits under any other plan pursuant to which the executive is eligible to receive benefits, to the extent officers of a comparable level at the Company received such benefits prior to the date of termination (“Other Benefits”).

Termination due to death or Disability.  If an executive’s employment is terminated due to death or Disability (as defined in the Employment Agreements), he (or his estate) will receive accrued salary and Other Benefits.

Change in Control.  If an executive’s employment is terminated due to a Change in Control, he will be entitled to the same payments and benefits as if he had been terminated without Cause.  However, instead of the severance payment described above, the severance payment will be calculated as follows:

(a) if the termination occurs more than six (6) months prior to a Change of Control or more than two (2) years after the occurrence of a Change of Control, the severance payment shall be the product of two times the sum of (1) the executive’s salary in effect as of the termination (ignoring any decrease in the salary unless consented to by the executive), and (2) the greater of the average of the annual bonuses earned by the executive for the two fiscal years in which annual bonuses were paid immediately preceding the year in which the termination occurs, or the executive’s Target Bonus for the year in which the termination occurs; or

(b) if the termination occurs within six months prior or within two years after the occurrence of a Change of Control, the severance payment shall be the product of 2.99 times the sum of (1) the executive’s salary in effect as of the termination, and (2) the greater of the average of the annual bonuses earned by the executive for the two fiscal years in which annual bonuses were paid immediately preceding the year in which the termination occurs, or the executive’s Target Bonus for the year in which the termination occurs.

Restrictive Covenants.  The Employment Agreements contain confidentiality provisions and subject Messrs. Dawson and Gibson to certain non-compete and non-solicitation obligations during the term of employment with the Company and for a one-year period following termination of employment.

Reduction in Certain Benefits.  The Employment Agreements also state that in the event that any of the severance benefits described above are subject to federal excise taxes under the “golden parachute” provisions under Section 280G of the Internal Revenue Code, the payments will be reduced to the extent necessary to avoid such excise taxes, but only if such reduction would result in a greater net benefit for the executive.

The following table quantifies the severance payments payable to Messrs. Dawson and Gibson pursuant to their employment agreements in the event their employment is terminated without “Cause for Good Reason,” or in connection with a “Change in Control,” and assumes a termination date of December 31, 2013.

Reason for Termination	Dawson	Gibson
By the Company without cause or by the executive for good reason	$1,308,000	$1,120,000

Termination in connection with a change in control	$1,850,000	$1,596,000

Split Dollar Agreements

Under the terms of the split dollar agreements with Messrs. Dawson, Gibson, Story and Boyd, upon a termination of employment by reason of death, disability (as defined in the split dollar agreements), or retirement at or after age 65, or a termination following a change in control (as defined in the split dollar agreements), payment of the specified death benefits under the split dollar agreements would be triggered.  If the executive’s employment is terminated for Cause (as defined in the split dollar agreements), he will forfeit benefits under the split dollar agreements.  Mr. Coogan did not have a split dollar agreement.

The following table quantifies the death benefit payable to the beneficiaries of Messrs. Dawson, Gibson, and Boyd pursuant to their split dollar agreements in the event their employment is terminated due to death while still employed by the Company, or in connection with death after termination from the Company due to termination without cause, retirement after age 65 or a change in control.  This assumes the event occurred on December 31, 2013. Pursuant to Mr. Story's split dollar agreement upon his death his named beneficiary received the death benefit of $1,086,000 in 2013.

Reason for Termination	Dawson	Gibson	Boyd
Death benefit while still employed by the Company at time of death	$1,163,000	$1,086,000	$418,000
Death benefit after termination from Company without cause, retirement after age 65, or a change in control	$923,000	$790,000	$684,000

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information as of December 31, 2013 regarding shares of common stock that may be issued under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	531,945 (1)	$21.59 (2)	703,720 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	531,945	$21.59	703,720

(1)	Reflects stock options and restricted stock units outstanding under the Company's 2009 Incentive Plan.

(2)	Reflects weighted-average exercise price of 477,851 stock options outstanding.

(3)	Reflects shares available for issuance pursuant to the grant or exercise of awards (including full-value stock awards) under the Company’s 2009 Incentive Plan.

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL 2)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers at least once every three years. At the 2011 Annual Meeting of Shareholders, approximately 97% of the shares represented at the meeting in person or by proxy and entitled to vote were voted in support of the Company’s compensation program. Also at the 2011 Annual Meeting, the Company’s shareholders selected, on a non-binding, advisory basis, a triennial vote for the frequency at which the Company should include a Say-on-Pay vote in its proxy statement for shareholder consideration. In light of this result and other factors considered by the Board, the Board determined that the Company will hold Say-on-Pay votes every three years until the next required non-binding, advisory vote on the frequency of such votes, which is required to be held no later than the Company’s 2017 Annual Meeting of Shareholders.

Accordingly, the Board is providing shareholders with the opportunity to cast a non-binding advisory vote on the named executive officer compensation program at our 2014 Annual Meeting. This vote will not be binding on or overrule any decisions by the Board, and will not create or imply any additional fiduciary duty on the part of the Board. However, our Compensation Committee will take into account the outcome of the vote when considering future named executive officer compensation arrangements.

As described in greater detail in our Compensation Discussion and Analysis above, we believe that our executive officer compensation program is structured in a manner that most effectively supports the Company and our business objectives. Our executive officer compensation program is designed to reward long-term and strategic performance, and is substantially tied to our key business objectives and the success of our shareholders. We monitor the various short-term and long-term aspects of our executive officer compensation program, including base salary, annual cash bonus and equity incentives, in comparison to similar programs and practices at comparable companies, so that we may ensure that our executive officer compensation program is within the competitive range of market practices.

The Board invites our shareholders to review carefully the Compensation Discussion and Analysis beginning on page 15 and the tabular and other disclosures on compensation under Executive Compensation beginning on page 20, and cast a vote to approve the Company’s executive compensation programs through the following resolution:

“RESOLVED, that the shareholders approve the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”

The Board recommends a vote FOR the non-binding advisory vote on executive compensation.

RE-APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS
FOR QUALIFIED PERFORMANCE-BASED AWARDS
UNDER THE SOUTHSIDE BANCSHARES, INC. 2009 INCENTIVE PLAN
(PROPOSAL 3)

In order to preserve the Company’s ability to continue to grant fully tax-deductible performance-based awards under the Southside Bancshares, Inc. 2009 Incentive Plan, (the “Plan”), the material terms of the performance goals, including the list of permissible business criteria for performance objectives, under the Plan must be approved by the shareholders no less often than every five years. We are asking for your re-approval of the material terms of the performance goals for qualified performance-based awards under the Plan. Shareholders are not being asked to approve any amendment to the Plan or to otherwise re-approve the Plan itself.

Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), prevents a publicly-held corporation from claiming income tax deductions for compensation in excess of $1 million paid to certain senior executives. Compensation is exempt from this limitation if it is “qualified-performance based compensation.” Market-priced stock options and stock appreciation rights are two examples of performance-based compensation. Other types of awards, such as restricted stock, restricted stock units, performance shares, performance units and cash-based awards that are granted pursuant to pre-established objective performance formulas, may also qualify as fully-deductible performance-based compensation, so long as certain requirements, such as shareholder approval of the material terms of the performance goals, are met. While the Company’s shareholders previously approved the Plan and its material terms at the Company’s 2009 Annual Meeting, that approval satisfies the Section 162(m) requirements only through the Company’s 2014 Annual Meeting. Therefore, we are asking for your re-approval of the material terms of the performance goals under the Plan to enable qualified performance-based awards to be made after the 2014 Annual Meeting.

For purposes of Section 162(m), the material terms of the performance goals include (i) the employees eligible to receive compensation under the Plan, (ii) a description of the business criteria on which the performance goals may be based, and (iii) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the Plan is discussed below. The full text of the Plan is filed as Appendix A to this proxy statement.

Eligibility and Participation

Awards may be granted under the Plan to any employees, non-employee directors and other individuals providing services to the Company and its affiliates. Currently, the company has approximately 515 employees and twelve non-employee directors that are eligible to participate in the Plan.

Performance Objectives

The provisions of the Plan are intended to ensure that all stock options and stock appreciation rights granted thereunder will qualify for the Section 162(m) performance-based exemption from Section 162(m). When granting any other award, the Compensation Committee may designate such award as a “qualified performance-based award” intended to qualify for the Section 162(m) exemption. If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for such award within the time period prescribed by Section 162(m) based on one or more of the following business criteria, which may be expressed in terms of company-wide performance objectives or in terms of objectives that relate to the performance of a division, business unit, affiliate, department, or function within the Company or an affiliate:

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•	Economic value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

•	Internal rate of return or increase in net present value

•	Productivity measures

•	Cost reduction measures

•	Strategic plan development and implementation

Each qualified performance-based award (other than a market-priced stock option or stock appreciation right) will be earned, vested and payable, as applicable, only upon the achievement of performance goals established by the Compensation Committee based upon one or more of the above-listed qualified business criteria, together with the satisfaction of any other conditions, such as continued employment, as the Compensation Committee may determine to be appropriate. However, the Compensation Committee may provide, either in connection with the grant of an award or by amendment, that achievement of such performance goals will be waived upon the death or disability of the grantee, or the occurrence of a change in control of the Company. Performance periods established by the Compensation Committee for any qualified performance-based award may be as short as three months and may be any longer period.

The Compensation Committee may provide in any qualified performance-based award that the evaluation of performance goals may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vii) acquisitions or divestitures; and (viii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to covered employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

Qualified performance-based awards may not be adjusted upward. The Compensation Committee has discretion to adjust such awards downward, either on a formula or discretionary basis or any combination. Any payment of a qualified performance-based award will be conditioned on the written certification of the Compensation Committee that the performance goals and any other material conditions were satisfied.

Limitations and Maximum Grants Under the Plan

Subject to certain anti-dilution adjustments, a total of 1,000,000 shares of the Company’s common stock were originally reserved for issuance as awards under the Plan. To the extent that an award is canceled, expires, is forfeited or lapses for any reason, any unissued shares subject to the award will again be available for issuance pursuant to awards granted under the Plan. Shares withheld from an award to satisfy the exercise price or minimum tax withholding requirements will again be available for issuance pursuant to awards granted under the Plan, as will shares subject to awards settled in cash.

The following grant limits apply to qualified performance-based awards granted under the Plan:

The maximum aggregate number of shares subject to stock-based awards that may be granted under the Plan in any twelve-month period to any one person is as follows:

Options	35,000
Stock appreciation rights	35,000
Restricted stock	25,000
Restricted stock units	25,000
Other stock-based awards	25,000

The aggregate dollar value of any cash-based award that may be paid under the Plan in any twelve-month period to any one person is $500,000.

These limits are subject to anti-dilution adjustments in the event of stock splits, mergers, consolidations, stock dividends, recapitalizations and similar transactions, but may not otherwise be amended without shareholder approval.

The Board recommends a vote FOR the re-approval of the material terms of performance goals for qualified performance-based awards under the Southside Bancshares 2009 Incentive Plan.

RESTATE CURRENT ARTICLES OF INCORPORATION
(PROPOSAL 4)

In February 2014, the Board unanimously adopted resolutions (i) approving, subject to the approval of the Company's shareholders, a restated certificate of formation which conforms the Company's current Articles of Incorporation (the “current articles”) to the provisions of the Texas Business Organizations Code (the “TBOC”) and updates the current articles, and (ii) recommending that the Company's shareholders approve the restated certificate of formation.

The TBOC was promulgated to modernize and consolidate the existing law governing Texas business entities. The TBOC took effect on January 1, 2006. However, Texas entities formed prior to January 1, 2006 were not subject to the TBOC until January 1, 2010. After January 1, 2010, all entities formed in Texas, regardless of their date of formation, became governed by the TBOC. The Company was incorporated in Texas in 1982, and thus did not become subject to the TBOC until January 1, 2010. The TBOC provides that any Texas corporation formed prior to January 1, 2006 is not considered to have failed to comply with the TBOC if the corporation's certificate of formation did not comply with the requirements of the TBOC as of January 1, 2010. However, any such corporation must conform its certificate of formation to the TBOC when the corporation next files an amendment to its certificate of formation.

One of the most significant impacts of the TBOC was the standardization of the statutory terminology relating to Texas corporations and other business entities. For example, the TBOC provides that the primary governing document for a corporation is referred to as a “certificate of formation,” whereas the charter of a corporation such as the Company was previously referred to as “articles of incorporation.” As a result, the majority of the amendments to the current articles made by the restated certificate of formation relate to the new terminology created by the TBOC.

The Board believes it is in Company's best interests to adopt the restated certificate of formation at the Annual Meeting as opposed to waiting to do so when the Company might otherwise seek to amend the current articles. The restated certificate of formation will modernize the current articles and conform the current articles to the provisions of the TBOC. In addition, the restated certificate of formation will conform the current articles to the Company's Amended and Restated Bylaws, which the Company adopted in order to conform the Company's bylaws to the TBOC and to generally modernize the Company's bylaws.

If the Company's shareholders vote to approve the restated certificate of formation, the Company will have the authority to file the restated certificate with the Texas Secretary of State, and the restated certificate of formation will become effective upon its filing. The table below sets forth the material amendments to the current articles made by the restated certificate of formation. The full text of the restated certificate of formation is set forth in Appendix B.

Section of Current Articles	Section of Restated Certificate	Change Effected by the Restated Certificate
One, Three	One, Three
Article One and Three have been revised to state that the Company is a “for-profit” corporation in accordance with the TBOC requirement that the certificate of formation of a Texas corporation must specify the corporation's entity type.

Eleven	Eleven
The reference to the number of the Company's directors has been changed from ten (10) to thirteen (13) to reflect the current number of directors comprising the Board and the list of the Company's directors has been updated to reflect the names of the current directors.
The provision describing the terms of the Company's three classes of directors has been revised to remove outdated references to the years in which the terms of the initial directors in each class expired and to conform to the same provision in the Company's Amended and Restated Bylaws.

Twelve	Twelve	All references to “Incorporator” have been replaced with “organizer” in accordance with the terminology of the TBOC.

Title, Thirteen	Title, Thirteen	All references to “articles of incorporation” have been replaced with “certificate of formation” in accordance with the terminology of the TBOC.

The Board of Directors recommends a vote FOR the Restated Certificate of Formation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee, during the fiscal year ended December 31, 2013, is a current or former officer or employee of the Company.

During the fiscal year ended December 31, 2013:

•
No executive officer of the Company served as a member of the compensation committee or other board committee performing similar functions (or on the board of directors of any entity without such a committee) of another entity, one of whose executive officers served on the Compensation Committee of the Company.

•	No executive officer of the Company served on the board of directors of another entity, one of whose executive officers served on the Compensation Committee of the Company.

•
No executive officer of the Company served as a member of the compensation committee or other board committee performing similar functions (or on the board of directors of any entity without such a committee) of another entity, one of whose executive officers served as a director of the Company.

For information concerning transactions by the Company and Southside Bank with certain members of the board of directors of Southside Bank, please see “Transactions with Directors, Officers and Associates.”

TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

The board of directors reviews and discusses each potential transaction with a director, executive officer, significant shareholder or any of their immediate family members and votes to approve or disapprove the transaction.  Directors or executive officers who are interested in a particular transaction do not vote on the transaction with respect to which they are interested.  The Company’s Board has adopted a Conflict of Interest Policy that addresses transactions with related persons.

Certain of the executive officers and directors of the Company and Southside Bank (and their associates) have been customers of Southside Bank and have been granted loans in the ordinary course of business.  Southside Bank is subject to Federal Reserve Regulation O, which governs loans to directors, executive officers and certain shareholders of banks and bank holding companies.  All loans or other extensions of credit made by Southside Bank to executive officers and directors of the Company and Southside Bank were made in the ordinary course of business on substantially the same terms, including interest rates, maturities and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company or Southside Bank and did not involve more than the normal risk of collection or present other features that are unfavorable to Southside Bank.  Prior approval by a majority of the board of directors, with the interested party abstaining, must be obtained for any loan to a director or a director’s related interest(s) which, when aggregated with all loans to the director and/or to that director’s related interest(s) exceed 10% of Southside Bank’s capital plus unimpaired surplus.  Prior approval requirements for individual advances for the board of directors will be satisfied by annual Board approval of a line of credit for a director’s personal borrowing and similar approval of a line of credit for director-owned or controlled business borrowing.  All advances made pursuant to an approved line of credit within 12 months of the date of approval shall be treated as approved.  Loans to persons employed by Southside Bank who are considered under Regulations of the Federal Reserve Board to be executive officers shall be subject to prior approval by the board of directors.  The Company expects similar transactions to occur in the future with its executive officers and directors as well as directors and officers of Southside Bank.  In addition, Billie Boyd Hartley, the spouse of B. G. Hartley, and Jane Hartley Coker, the daughter of B. G. Hartley are employed by Southside Bank and received compensation of $168,802 and $274,536, respectively, in 2013. Trent Dawson, son of Sam Dawson, is employed by Southside Bank and received compensation of $128,047 in 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and any persons who own more than 10% of the Company’s common stock, to file reports of initial ownership of the Company’s common stock and subsequent changes in that ownership with the SEC.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).  Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5’s were required, the Company believes that during fiscal year 2013 all Section 16(a) filing requirements were complied with except that:

•
Lee R. Gibson filed a late Form 4 on December 9, 2013 to report the disposition of 412 shares to satisfy the tax withholding obligation in connection with vesting of RSUs on June 9, 2013, and the disposition of 370 shares to satisfy the tax withholding obligation in connection with vesting of RSUs on August 2, 2013.

•	Julie Shamburger filed a late Form 4 on December 10, 2013 to report the acquisition of stock options and RSUs granted on December 5, 2013.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute “soliciting material” and should not be deemed to be “filed” with the SEC or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference in any of those filings.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and for maintaining effective systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2013 with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered certified public accounting firm, Ernst & Young LLP (“EY”), which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles and an audit on the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States), its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Rule 3526, by the PCAOB, other standards of the PCAOB, rules of the SEC, and other applicable regulations.

The Audit Committee has received the written disclosures and the letter from EY in accordance with applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY that firm’s independence.

The Audit Committee discussed with EY the overall scope and plans for their audit. The Audit Committee meets with EY with and without management present, to discuss the results of their financial statement audit, their evaluations of the Company’s internal control and the overall quality of the Company’s financial reporting.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Company’s board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Submitted by the Audit Committee of the board of directors of Southside Bancshares, Inc.

Melvin B. Lovelady, CPA, Chairman	Joe Norton
Alton Cade	William Sheehy
John R. (Bob) Garrett	Donald W. Thedford

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) served as the Company’s independent registered public accounting firm for the year ended December 31, 2011 and from January 1, 2012 through August 7, 2012. On August 2, 2012, the Audit Committee approved the appointment of EY as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ended December 31, 2012 (including with respect to the Company's quarterly period ending September 30, 2012).

Ernst & Young LLP (“EY”) served as the Company’s independent registered public accounting firm for the year ended December 31, 2013 and has been selected by the Audit Committee as the Company's independent registered public accounting firm for the year ended December 31, 2014.

Independent Registered Public Accounting Firm Fees

The following table sets forth aggregate fees incurred by the Company for fiscal years ended December 31, 2013 and 2012, to EY, the Company’s independent registered public accounting firm.  All fees were pre-approved by the Audit Committee.

	YEARS ENDED
	2013	2012
Audit Fees	$570,999	$423,000
Tax Fees	143,236	—
All Other Fees (a)	—	1,320
Total Fees (b)	$714,235	$424,320

(a)	Fees for consultation on SEC comment letter.

(b)	The above fees exclude out-of-pocket reimbursed travel expenses of $30,845 and $24,056 for the years ended December 31, 2013, and 2012, respectively.

The following table sets forth aggregate fees incurred by the Company for fiscal years ended December 31, 2013 and 2012, to PwC, the Company's previous independent registered public accounting firm. All fees were pre-approved by the Audit Committee.

	YEARS ENDED
	2013	2012
Audit Fees	$14,900	$405,000
Tax Fees	—	28,840
All Other Fees (a)	—	44,919
Total Fees (b)	$14,900	$478,759

(a)
Fees for use of the PwC online research financial library, change in auditor procedures, consent delivered in connection with filing a registration statement on Form S-3 and reviewing response to SEC comment letter.

(b)	The above fees exclude out-of-pocket reimbursed travel expenses of $37,636 for the year ended December 31, 2012.

Auditor Fees Pre-Approval Policy

The Audit Committee has a formal policy concerning approval of audit and non-audit services to be provided by the independent registered public accounting firm to the Company, currently EY.  The Policy requires that all services EY may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee.  The Audit Committee pre-approved all audit and non-audit services provided by EY during 2013.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 5)

The Audit Committee of the Board has selected EY to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014.  EY has served as the Company’s independent registered public accounting firm since 2012.  We have been advised by EY that neither it nor any of its members had any financial interest, direct or indirect, in us nor has it had any connection with us or any of our subsidiaries in any capacity other than independent auditors.  The Board recommends that you vote for the ratification of the selection of EY.  Shareholder ratification of the selection of EY as our independent registered public accounting firm is not required by our certificate of formation, bylaws or otherwise.  Nevertheless, the Board is submitting this matter to the shareholders as what we believe is a matter of good corporate practice.  If the shareholders do not ratify the appointment of EY, then the appointment of an independent registered public accounting firm will be reconsidered by our Audit Committee.  Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.  Representatives of EY are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2014.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s Annual Report on Form 10-K, as integrated into the Annual Report to Shareholders for the fiscal year ended December 31, 2013, accompanies this Proxy Statement.  The Annual Report does not constitute outside solicitation materials.  Additional copies of Form 10-K are available at no expense; exhibits to Form 10-K are available for a copying expense to any shareholder by sending a written request to the Corporate Secretary of the Company, Post Office Box 8444, Tyler, Texas 75711.  The Company’s public filings with the SEC may also be obtained free at the Company’s website: www.southside.com/investor, under the topic Documents.

SHAREHOLDER PROPOSALS

SEC rules establish the eligibility requirements and the procedures that must be followed for a shareholder’s proposal to be included in the Board’s proxy solicitation materials.  Under those rules, any shareholder wishing to have a proposal considered for inclusion in the Board’s proxy solicitation materials for the 2015 Annual Meeting must set forth his or her proposal in writing and file it with the Secretary of the Company on or before November 27, 2014.  Proposals must comply with all applicable SEC rules.  The Board will review any proposals received by that date and will determine whether applicable requirements have been met for including the proposal in the 2015 proxy solicitation materials.

In addition, the Company’s bylaws establish advance notice procedures that must be followed for a shareholder proposal to be presented at an Annual Meeting but not included in the Board’s proxy solicitation materials.  Any shareholder wishing to have a proposal considered for the 2015 Annual Meeting, but who does not submit the proposal for inclusion in the Board’s proxy statement, assuming that the 2015 Annual Meeting occurs on a date that is not more than 30 days before or 60 days after the anniversary of the Annual Meeting, must submit the proposal as set forth above not earlier than January 1, 2015 and no later than January 31, 2015.

For any proposal that is not submitted for inclusion in next year’s proxy solicitation materials, but is submitted for presentation at the 2015 Annual Meeting, SEC rules permit the persons named as proxies in the proxy solicitation materials to vote proxies in its discretion if: (1) the proposal is received before January 31, 2015 and we advise shareholders in the 2015 proxy solicitation materials about the nature of the matter and how management intends to vote on such matter, or (2) the proposal is not received before January 31, 2015.

GENERAL

The Board does not know of any other business, other than that set forth above, to be transacted at the Annual Meeting.  However, if any other matters requiring a vote of the shareholders properly come before the Annual Meeting, the persons designated as Proxies will vote the shares of common stock represented by the proxies in accordance with their best judgment on such matters.  If a shareholder specifies a different choice on the proxy, those shares of common stock will be voted in accordance with the specification so made.

/s/ B. G. HARTLEY
B. G. Hartley
Chairman of the Board
Tyler, Texas
March 14, 2014

APPENDIX A

SOUTHSIDE BANCSHARES, INC.
2009 INCENTIVE PLAN

ARTICLE 1	PURPOSE
1.1	General
ARTICLE 2	DEFINITIONS
2.1	Definitions
ARTICLE 3	EFFECTIVE TERM OF PLAN
3.1	Effective Date
3.2	Termination of Plan
ARTICLE 4	ADMINISTRATION
4.1	Committee
4.2	Action and Interpretations by the Committee
4.3	Authority of Committee
4.4	Delegation
4.5	Award Certificates
ARTICLE 5	SHARES SUBJECT TO THE PLAN
5.1	Number of Shares
5.2	Share Counting
5.3	Stock Distributed
5.4	Limitation on Awards
ARTICLE 6	ELIGIBILITY
6.1	General
ARTICLE 7	STOCK OPTIONS
7.1	General
7.2	Incentive Stock Options
ARTICLE 8	STOCK APPRECIATION RIGHTS
8.1	Grant of Stock Appreciation Rights
ARTICLE 9	RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS
9.1	Grant of Restricted Stock, Restricted Stock Units and Deferred
Stock Units
9.2	Issuance and Restrictions
9.3	Forfeiture
9.4	Delivery of Restricted Stock
ARTICLE 10	PERFORMANCE AWARDS
10.1	Grant of Performance Awards
10.2	Performance Goals
ARTICLE 11	QUALIFIED PERFORMANCE-BASED AWARDS
11.1	Options and Stock Appreciation Rights
11.2	Other Awards
11.3	Performance Goals
11.4	Inclusions and Exclusions from Performance Criteria
11.5	Certification of Performance Goals
11.6	Award Limits
ARTICLE 12	DIVIDEND EQUIVALENTS
12.1	Grant of Dividend Equivalents
ARTICLE 13	STOCK OR OTHER STOCK-BASED AWARDS
13.1	Grant of Stock or Other Stock-Based Awards
ARTICLE 14	PROVISIONS APPLICABLE TO AWARDS
14.1	Term of Award
14.2	Form of Payment for Awards

14.3	Limits on Transfer
14.4	Beneficiaries
14.5	Stock Trading Restrictions
14.6	Acceleration upon Death or Disability
14.7	Effect of a Change in Control
14.8	Acceleration for Other Reasons
14.9	Forfeiture Events
14.10	Substitute Awards
ARTICLE 15	CHANGES IN CAPITAL STRUCTURE
15.1	Mandatory Adjustments
15.2	Discretionary Adjustments
15.3	General
ARTICLE 16	AMENDMENT, MODIFICATION AND TERMINATION
16.1	Amendment, Modification and Termination
16.2	Awards Previously Granted
16.3	Compliance Amendments
ARTICLE 17	GENERAL PROVISIONS
17.1	Rights of Participants
17.2	Withholding
17.3	Special Provisions Related to Section 409A of the Code
17.4	Unfunded Status of Awards
17.5	Relationship to Other Benefits
17.6	Expenses
17.7	Titles and Headings
17.8	Gender and Number
17.9	Fractional Shares
17.10	Government and Other Regulations
17.11	Governing Law
17.12	Additional Provisions
17.13	No Limitations on Rights of Company
17.14	Indemnification

SOUTHSIDE BANCSHARES, INC.
2009 INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1.    GENERAL.  The purpose of the Southside Bancshares, Inc. 2009 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Southside Bancshares, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.  Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

2.1.    DEFINITIONS.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context.  The following words and phrases shall have the following meanings:
(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Dividend Equivalent, Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.  Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan.  The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
(d) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.
(e) “Board” means the Board of Directors of the Company.
(f) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Texas law.  The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.
(g) “Change in Control” means and includes the occurrence of any one of the following events:

(i)
individuals who, on the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)
any person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (x) an acquisition directly from the Company, (y) an acquisition by the Company or a Subsidiary, or (z) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or

(iii)
the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be; or

(iv)    approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time.  For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
(i) “Committee” means the committee of the Board described in Article 4.
(j) “Company” means Southside Bancshares, Inc., a Texas corporation, or any successor corporation.
(k) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations.  Continuous Status as a Participant shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Status as a Participant shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive.
(l) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).
(m) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.
(n)  “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer.  If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code.  In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.
(o) “Dividend Equivalent” means a right granted to a Participant under Article 12.
(p) “Effective Date” has the meaning assigned such term in Section 3.1.
(q) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.
(r) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(s) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on such interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.
(t) “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).
(u) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate.  If not defined in each such document, the term “Good Reason” as used herein shall not apply to a particular Award.
(v) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.  Notice of the grant shall be a provided to the grantee within a reasonable time after the Grant Date.
(w) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
(x) “Independent Directors” means those members of the Board of Directors who qualify at any given time as “independent” directors under Nasdaq Marketplace Rule 4200, “non-employee” directors under Rule 16b-3 of the 1934 Act, and “outside” directors under Section 162(m) of the Code.
(y) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.
(z) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
(aa) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
(bb) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.
(cc) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
(dd) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
(ee) “Performance Award” means any award granted under the Plan pursuant to Article 10.
(ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.
(gg) “Plan” means the Southside Bancshares, Inc. 2009 Incentive Plan, as amended from time to time.
(hh) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.
(ii) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.
(jj) “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.
(kk) “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.
(ll) “Retirement” means a Participant’s voluntary termination of employment with the Company or an Affiliate after attaining any normal retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, after attaining age 65 with at least five years of service with the Company or its Affiliates.
(mm) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(nn) “Shares” means shares of the Company’s Stock.  If there has been an adjustment or substitution pursuant to Section 15.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.
(oo) “Stock” means the $1.25 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 15.1.
(pp) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.
(qq) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
(rr) “1933 Act” means the Securities Act of 1933, as amended from time to time.
(ss) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1.    EFFECTIVE DATE.  The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company (the “Effective Date”).

3.2.    TERMINATION OF PLAN.  The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein.  The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of this Plan.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

ARTICLE 4
ADMINISTRATION

4.1.    COMMITTEE.  The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board.  It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award.  However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.  Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan.  The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes.  To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.  To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2.    ACTION AND INTERPRETATIONS BY THE COMMITTEE.  For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3.    AUTHORITY OF COMMITTEE.  Except as provided in Section 4.1 and 4.5 hereof, the Committee has the exclusive power, authority and discretion to:
(a)    Grant Awards;
(b)    Designate Participants;
(c)    Determine the type or types of Awards to be granted to each Participant;
(d)    Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e)    Determine the terms and conditions of any Award granted under the Plan;
(f)    Prescribe the form of each Award Certificate, which need not be identical for each Participant;
(g)    Decide all other matters that must be determined in connection with an Award;

(h)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
(j)    Amend the Plan or any Award Certificate as provided herein; and
4.4.    DELEGATION.  The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award.  The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5.    AWARD CERTIFICATES.  Each Award shall be evidenced by an Award Certificate.  Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1.     NUMBER OF SHARES.  Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 1,000,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 1,000,000.

5.2.     SHARE COUNTING.  Shares covered by an Award shall be subtracted from the Plan share reserve as of the date of grant, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a)
To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b)    Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

(c)	Shares withheld from an Award or delivered by a Participant to satisfy minimum tax withholding requirements will again be available for issuance pursuant to Awards granted under the Plan.

(d)
If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued to the Participant in excess of the Shares tendered (by delivery or attestation) shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(e)
To the extent that the full number of Shares subject to an Option or SAR is not issued upon exercise of the Option or SAR for any reason, including by reason of net-settlement of the Award, only the number of Shares issued and delivered upon exercise of the Option or SAR shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(f)
To the extent that the full number of Shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance goals, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(g)	Substitute Awards granted pursuant to Section 14.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.
5.3.     STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
5.4.    LIMITATION ON AWARDS.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1):

(a)	Options. The maximum aggregate number of Shares subject to Options granted under the Plan in any 12-month period to any one Participant shall be 35,000.

(b)	SARs. The maximum number of Shares subject to Stock Appreciation Rights granted under the Plan in any 12-month period to any one Participant shall be 35,000.

(c)
Restricted Stock or Restricted Stock Units.  The maximum aggregate number of Shares underlying of Awards of Restricted Stock or Restricted Stock Units under the Plan in any 12-month period to any one Participant shall be 25,000.

(d)	Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards under the Plan in any 12-month period to any one Participant shall be 25,000 Shares.

(e)	Cash-Based Awards. The maximum aggregate amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company shall be $500,000.

ARTICLE 6
ELIGIBILITY

6.1.    GENERAL.  Awards may be granted only to Eligible Participants.  Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.  Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7
STOCK OPTIONS

7.1.    GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)
EXERCISE PRICE.  The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.11) shall not be less than the Fair Market Value as of the Grant Date.

(b)
PROHIBITION ON REPRICING.  Except as otherwise provided in Section 15.1, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(c)
TIME AND CONDITIONS OF EXERCISE.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e).  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)
PAYMENT.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(e)	EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f)	NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.
(g)    NO DIVIDEND EQUIVALENTS.  No Option shall provide for Dividend Equivalents.
7.2.    INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code.  If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.
ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1.    GRANT OF STOCK APPRECIATION RIGHTS.  The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)	RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant to whom it is granted has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:
(1)    The Fair Market Value of one Share on the date of exercise; over

(2)	The base price of the SAR as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)
PROHIBITION ON REPRICING.  Except as otherwise provided in Section 15.1, the base price of a SAR may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(c)	EXERCISE TERM. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d)	NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)    NO DIVIDEND EQUIVALENTS.  No SAR shall provide for Dividend Equivalents.

(f)
OTHER TERMS.  All SARs shall be evidenced by an Award Certificate.  Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9
RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND DEFERRED STOCK UNITS

9.1.    GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS.  The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.  An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2.    ISSUANCE AND RESTRICTIONS.  Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.  Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units or Deferred Stock Units.  Unless otherwise provided in the applicable Award Certificate, Awards of Restricted Stock will be entitled to full dividend rights and any dividends paid thereon will be paid or distributed to the holder no later than the end of the calendar year in which the dividends are paid to shareholders or, if later, the 15th day of the third month following the date the dividends are paid to shareholders.

9.3.    FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.4.    DELIVERY OF RESTRICTED STOCK.  Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant.  If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10
PERFORMANCE AWARDS

10.1.    GRANT OF PERFORMANCE AWARDS.  The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee.  Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3.  All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2.    PERFORMANCE GOALS.  The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee.  Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate.  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.  The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11
QUALIFIED PERFORMANCE-BASED AWARDS

11.1.    OPTIONS AND STOCK APPRECIATION RIGHTS.  The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

11.2.    OTHER AWARDS.  When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption.  If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•	Economic value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

•	Internal rate of return or increase in net present value

•	Productivity measures

•	Cost reduction measures

•	Strategic plan development and implementation

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate.  Any member of a comparator group or an index that disappears during a measurement period shall be disregarded for the entire measurement period.  Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

11.3.    PERFORMANCE GOALS.  Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period.  In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4.    INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA.  The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5.    CERTIFICATION OF PERFORMANCE GOALS.  Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.  Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6.    AWARD LIMITS.  Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

ARTICLE 12
DIVIDEND EQUIVALENTS

12.1.    GRANT OF DIVIDEND EQUIVALENTS.  The Committee is authorized to grant Dividend Equivalents with respect to Full Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee.  Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to a Full Value Award, as determined by the Committee.  The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.   Unless otherwise provided in the applicable Award Certificate, Dividend Equivalents will be paid or distributed no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to shareholders, or (ii) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture.

ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS

13.1.    GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries.  The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS

14.1.    TERM OF AWARD.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date.

14.2.    FORM OF PAYMENT FOR AWARDS.  At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine.  In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions.  Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

14.3.    LIMITS ON TRANSFER.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate.  No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4.    BENEFICIARIES.  Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

14.5.    STOCK TRADING RESTRICTIONS.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6.    ACCELERATION UPON DEATH OR DISABILITY.  Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Status as a Participant by reason of death or Disability:

(i)
all of that Participant’s outstanding Options and SARs shall become fully exercisable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or SAR;

(ii)    all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and

(iii)	the payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination as follows:

(A)	if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level, and

(B)
if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and

(C)
either such case, there shall be a prorata payout to the Participant or his or her estate within sixty (60) days following the date of termination (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.7.    EFFECT OF A CHANGE IN CONTROL.  The provisions of this Section 14.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a)
Awards not Assumed or Substituted by Surviving Entity.  Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 17.3, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control.  Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b)
Awards Assumed or Substituted by Surviving Entity.  With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all outstanding of that Participant’s performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment.  With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason.  Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.8.    ACCELERATION FOR OTHER REASONS.  Regardless of whether an event has occurred as described in Section 14.6 or 14.7 above, and subject to Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare.  The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8.]

14.9.    FORFEITURE EVENTS.  The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

14.10.    SUBSTITUTE AWARDS.  The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation.  The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15
CHANGES IN CAPITAL STRUCTURE

15.1.    MANDATORY ADJUSTMENTS.  In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.  Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.  Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A.  Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefore.

15.2.    DISCRETIONARY ADJUSTMENTS.  Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing.  The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
15.3.    GENERAL.  Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2.  To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.
ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION

16.1.    AMENDMENT, MODIFICATION AND TERMINATION.  The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2.    AWARDS PREVIOUSLY GRANTED.  At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)
Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)    The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

(c)	Except as otherwise provided in Section 15.1, the exercise price of an Option or SAR may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)
No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.  An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3.    COMPLIANCE AMENDMENTS.  Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder.  By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17
GENERAL PROVISIONS

17.1.    RIGHTS OF PARTICIPANTS.

(a)
No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan.  Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)
Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)
Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

(d)	No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.
17.2.    WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.  With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.  All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3.    SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)
General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code.  The Plan and all Award Certificates shall be construed in a manner that effects such intent.  Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed.  Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)
Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition).  This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined.  If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Award Certificate that is permissible under Section 409A.  If this provision prevents the application of a different form of payment of any amount or benefit, such payment shall be made in the same form as would have applied absent such designated event or circumstance.

(c)
Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the Head of Human Resources) shall determine which Awards or portions thereof will be subject to such exemptions.

(d)
Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant's death) (in either case, the “Required Delay Period”); and
(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.
For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

17.4.    UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.  This Plan is not intended to be subject to ERISA.

17.5.     RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

17.6.    EXPENSES.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.7.     TITLES AND HEADINGS.  The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8.    GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9.     FRACTIONAL SHARES.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10.    GOVERNMENT AND OTHER REGULATIONS.

(a)
Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)
Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.  Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.  The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled.  The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.11.    GOVERNING LAW.  To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Texas.

17.12.    ADDITIONAL PROVISIONS.  Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.13.    NO LIMITATIONS ON RIGHTS OF COMPANY.  The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.  The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person.  If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.14.    INDEMNIFICATION.  Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

The foregoing is hereby acknowledged as being the Southside Bancshares, Inc. 2009 Incentive Plan as adopted by the Board on February 5, 2009 and by the shareholders on April 16, 2009.

SOUTHSIDE BANCSHARES, INC.

By:  __________________________

Its: ___________________________

APPENDIX B

RESTATED
CERTIFICATE OF FORMATION
(With Amendments)
OF
SOUTHSIDE BANCSHARES, INC.
Pursuant to the Texas Business Organizations Code (the “TBOC”), Southside Bancshares, Inc., a Texas corporation (the “Corporation”), hereby adopts this Restated Certificate of Formation (with Amendments) (the “Restated Certificate”), which accurately reflects the original Certificate of Formation of the Corporation and all previous amendments thereto that are in effect (collectively, the “Original Certificate”) as further amended by such Restated Certificate as hereinafter set forth:
1.    The name of the Corporation is Southside Bancshares, Inc., a for-profit corporation.

2.	The Corporation was formed as a for-profit corporation on August 11, 1982, and issued file number 61819600 by the Secretary of State of the State of Texas.

3.
Articles One, Two, Three, Eight, Nine, Ten, Eleven, Twelve and Thirteen of the Original Certificate are each amended and restated in their entirety to read as set forth in Articles One, Two, Three, Eight, Nine, Ten, Eleven, Twelve and Thirteen of the Restated Certificate.

4.
The amendments to the Original Certificate described in Paragraph 3 above have been made in accordance with the provisions of the TBOC. The amendments to the Original Certificate and the Restated Certificate have been approved in the manner required by the provisions of the TBOC and the governing documents of the Corporation.

5.
The Restated Certificate attached hereto as Exhibit A accurately states the text of the Original Certificate as restated by the Restated Certificate. The attached Restated Certificate does not contain any other change except for the information permitted to be omitted by the provisions of the TBOC applicable to the Corporation. The Original Certificate and all amendments and supplements thereto are hereby superseded by the Restated Certificate attached hereto.

6.    This document becomes effective when filed by the Secretary of State of the State of Texas.

The undersigned affirms that the person designated as registered agent in the Restated Certificate has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the Corporation to execute this Restated Certificate.

Date: ______________, 2014
By: ___________________________________
Name:
Title:

Exhibit A:

RESTATED
CERTIFICATE OF FORMATION
OF
SOUTHSIDE BANCSHARES, INC.

ARTICLE ONE

The name of the for-profit Corporation formed hereby is Southside Bancshares, Inc. (the “Corporation”).

ARTICLE TWO

The period of the Corporation's duration is perpetual.

ARTICLE THREE

The purpose or purposes for which the Corporation is organized are:

(a)
To engage in the acquisition and ownership of equity or debt securities of national or state banks; the acquisition and ownership of equity or debt securities of other corporations, and the conduct of such other businesses as will not be in violation of any state or national laws, including banking laws, or rules or regulations promulgated from time to time thereunder; and

(b)	To engage in all other lawful acts or activities for which for-profit corporations may be organized under the laws of the State of Texas.

ARTICLE FOUR

The total number of shares of capital stock that the Corporation shall have authority to issue is 40,000,000 shares of common stock, $1.25 par value per share.

ARTICLE FIVE

The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least $1,000.00.

ARTICLE SIX

The shareholders of the Corporation shall not be entitled to cumulate their votes in the election of directors.

ARTICLE SEVEN

The shareholders of the Corporation shall not have preemptive rights.

ARTICLE EIGHT

The Corporation, at the option of the Board of Directors, may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor, and to any further extent that may be allowed by law.

ARTICLE NINE

No contract or other transaction between the Corporation and one or more of its directors or officers or between the Corporation and another corporation, partnership, joint venture, trust or other enterprise or organization of which one or more of the Corporation's directors or officers are officers, directors, security holders, members or employees or in which they are otherwise financially interested, directly or indirectly, shall be invalid solely because of such relationship, or solely because such director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or other transaction or signs, in such person's capacity as a director or committee member, a unanimous written consent of the Board of Directors or a committee thereof authorizing the contract or transaction, if (a) the material facts as to the director's or officer's relationship or interest and as to the contract or other transaction are known or disclosed to the Board of Directors or a committee thereof, and the Board of Directors or a committee thereof in good faith authorizes the contract or other transaction by the affirmative votes of a majority of the disinterested directors or committee members, even if the disinterested directors or committee members constitute less than a quorum; or (b) the material facts as to the director's or officer's relationship or interest and as to the contract or other transaction are known or disclosed to the shareholders entitled to vote thereon, and the contract or other transaction is specifically approved in good faith by vote of the shareholders; or (c) the contract or other transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors or a committee thereof or the shareholders.

ARTICLE TEN

The address of the Corporation's Registered Office is 1201 S. Beckham, Tyler, Texas 75701, and the name of the Corporation's Registered Agent at such address is Leigh Anne Rozell.

ARTICLE ELEVEN

The number of directors shall be set at thirteen (13) until changed in the manner provided in the By-Laws of the Corporation, except that no such change shall shorten the term of an incumbent director. The directors shall be classified with respect to the time for which they severally hold office into three (3) classes, as nearly equal in number as possible as determined by the Board of Directors. The terms of office of the initial directors constituting the first class expired at the first annual meeting of shareholders after the initial election of the directors of that class (and thereafter such class shall hold office for a three-year term expiring at the annual meeting of shareholders), the terms of office of the initial directors constituting the second class expired at the second annual meeting of shareholders after the initial election of the directors of that class (and thereafter such class shall hold office for a three-year term expiring at the annual meeting of shareholders), and the terms of office of the initial directors constituting the third class expired at the third annual meeting of shareholders after the initial election of the directors of that class (and thereafter such class shall hold office for a three-year term expiring at the annual meeting of shareholders). The members of each class shall hold office until their successors are elected and qualified, until his or her death or retirement or until he or she shall resign or be removed in the manner provided in the By-Laws. In any such event, such director's successor shall become a member of the same class of directors as his predecessor.

The names of the current directors are listed below and the address of each of the directors is 1201 South Beckham Avenue, Tyler, Texas 75701.

Lawrence Anderson, M.D.	Melvin B. Lovelady
Herbert C. Buie	Joe Norton
Alton Cade	Paul W. Powell
Sam Dawson	William Sheehy
Pierre de Wet	Preston L. Smith
John R. Garrett	Donald W. Thedford
B. G. Hartley

ARTICLE TWELVE

The name and address of the Corporation's organizer is Gary F. Kissiah, 1400 United Bank Tower, 400 West 15th Street, Austin, Texas 78701.

ARTICLE THIRTEEN

To the fullest extent permitted by Texas statutory or decisional law, as the same exists or may hereafter be amended or interpreted, a director of the Corporation shall not be liable to the Corporation or its shareholders for any act or omission in such director's capacity as a director. Any repeal or amendment of this Article or adoption of any other provision of this Certificate of Formation inconsistent with this Article by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the liability to the Corporation or its shareholders of a director of the Corporation existing at the time of such repeal, amendment or adoption of an inconsistent provision.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
PORTION IN THE ENCLOSED ENVELOPE.

A	The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2 and 3.

1.	Election of Directors

		For	Withhold			For	Withhold			For	Withhold
01 -	Lawrence Anderson, M.D	☐	☐	02 -	Sam Dawson	☐	☐	03 -	Melvin B. Lovelady, CPA	☐	☐

04 -	William Sheehy	☐	☐	05 -	Preston L. Smith	☐	☐

		For	Against	Abstain
2.	To approve a non-binding advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐

		For	Against	Abstain
3.	To re-approve the material terms of performance goals for qualified performance-based awards under the Southside Bancshares, Inc. 2009 Incentive Plan.	☐	☐	☐

		For	Against	Abstain
4.	Approval of a Restated Certificate of Formation in order to conform the Company's current Articles of Incorporation to the requirements of the Texas Business Organizations Code.	☐	☐	☐

		For	Against	Abstain
5.	Ratify the appointment by our Audit Committee of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the year ended December 31, 2014.	☐	☐	☐

B	Non-Voting Items
Change of Address- Please print new address below Comments - Please print your comments below

C	Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Note: Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.		Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.
/	/

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Southside Bancshares, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The Annual Meeting will be held at Villa Di Felicita, 7891 Hwy 110 North, Tyler, Texas, on Thursday, May 1, 2014, 4:00 p.m., local time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 1, 2014. The Company's Proxy Statement and Annual Report are available at http://www.southside.com/investor/proxymaterials.

Herbert C. Buie, Alton Cade, Pierre de Wet, John R. (Bob) Garrett, Joe Norton, Paul W. Powell, and Donald W. Thedford or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Southside Bancshares, Inc. to be held on May 1, 2014 or at any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments.

If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment hereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

(Continued and to be voted on reverse side.)